Exhibit 10.41

WORLDSPAN PARTICIPATING CARRIER AGREEMENT

THIS WORLDSPAN Participating Carrier Agreement (“Agreement”) effective as of February 1, 1991, between WORLDSPAN, L.P., a Delaware limited partnership, having its principal place of business at Suite 2100, 300 Galleria Parkway, N.W., Atlanta, Georgia 30339 (“WORLDSPAN”) and the air carrier identified on the last page of this Agreement (“Participating Carrier”).

WORLDSPAN provides computerized reservation systems with related data processing facilities, PARS and DATAS II, and is developing a new system for introduction in the future.

Participating Carrier operates air transportation services.

The parties desire to enter into an agreement and provide for the distribution of the services of Participating Carrier through the WORLDSPAN System, and the provision of Supplemental Services.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, WORLDSPAN and Participating Carrier agree as follows:

ARTICLE I.   DEFINITIONS

1.1.          The capitalized terms used in this Agreement and any associated supplement or addendum to this Agreement shall have the meanings described below:

ABACUS shall mean ABACUS Distribution Systems, PTE, Ltd., a CRS authorized to sell and service a WORLDSPAN System in IATA Traffic Conference 3.

ABACUS Carrier shall mean any airline that directly, or through an Affiliate, owns an interest in ABACUS.

AccessPLUS shall mean a group of Supplemental Services providing premium connectivity between the WORLDSPAN System and Participating Carrier’s system, including Direct Access and Direct Sell, permitting WORLDSPAN Users to obtain data and make bookings through the use of standard command entries.

ACH shall mean Airlines Clearing House, Inc.

Affiliate shall mean an entity controlled by, under the control of, or under common control with an airline.

Affiliated CRS shall mean a CRS that is owned or operated by Participating Carrier in whole or in part, directly or indirectly, or is marketed, sold or installed by Participating Carrier or any of its affiliates.

AIRIMP shall mean ATC/IATA Reservations Interline Message Procedures.

ARINC shall mean Aeronautical Radio, Inc.

ATPCO shall mean the Airline Tariff Publishing Company.

AVS shall mean Availability Status Message.

Basic Participation shall mean one of the levels of carrier-specified participation in the WORLDSPAN System as defined in Article V.

Booking shall mean an airline passenger segment created by (or secured to) a WORLDSPAN User in the itinerary portion of the customer’s Passenger Name Record (PNR) including, but not limited to, segments created using action codes or status codes NN, SS, BK, HK, MK and/or GK for transportation: (i) on Participating Carrier’s flights or (ii) Code Sharing Flights, made by (or secured to) a WORLDSPAN User (less Cancellations made by the WORLDSPAN User prior to the date of departure).  For example, one passenger on a direct flight shall be counted as one Booking, one passenger on a two-segment connecting flight shall be counted as two Bookings.  Multiple passengers within the same PNR segment constitute multiple Bookings.

Cancellation shall mean only those segments cancelled by a WORLDSPAN User through the WORLDSPAN System in which the Booking was originally made.

Carrier Specific Display shall mean an availability display generated by a WORLDSPAN System limited to the flights of a single specified air carrier.  When an on-line connection of the specified carrier does not exist, interline connections including the specified carrier are displayed.

City Pair Record shall mean a record of flight schedules between two cities, involving direct or Connecting Service.

Code Sharing shall mean an arrangement common to the airline industry whereby one carrier operates services using the airline designator code of another carrier.

Code Sharing Flights shall mean flights made by a carrier using the airline designator code of Participating Carrier.

Commercial PARS shall mean a user—friendly version of PARS primarily marketed to businesses (may sometimes be referred to as “Corporate WORLD”).

Confidential Information shall mean WORLDSPAN’s proprietary information, data, drawings, specifications, documentation, manuals and plans, and other materials marked as “Confidential”, “Sensitive” or “Proprietary”, except: (i) information known to Participating Carrier prior to disclosure by WORLDSPAN, (ii) information developed by Participating Carrier independent of any confidential materials provided by WORLDSPAN, or (iii) information which is widely known or publicly available in the relevant trade or industry.

Connect Points shall mean airports nominated by a Participating Carrier for use by the WORLDSPAN System in constructing Connecting Services for a specific city pair.

Connecting Service shall mean air services involving more than one flight segment.  Connecting Services shall be considered multiple Bookings.

CRS shall mean a computerized reservation system (sometimes called a global distribution system) as used by travel agents and other non-airline personnel.  A CRS collects, stores, processes, displays and distributes information concerning air and ground transportation, lodging and other travel related goods and services and enables its subscribers to:  (i) inquire about, reserve or otherwise confirm the availability of such goods and services and/or (ii) issue tickets to permit the purchase or use of such goods and services.

CRS Rules shall mean rules and regulations established by governmental entities for the operation of CRS’s, including those in effect in the United States, Canada and the European Economic Community.

DATAS II shall mean the CRS offered by WORLDSPAN under the trade name “DATAS II”.

Direct Access shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s system to obtain real time information pertaining to Participating Carrier’s services.

Direct Reference System (DRS) shall mean a static display contained in each WORLDSPAN System which Participating Carrier uses to communicate information to WORLDSPAN Users (sometimes referred to as “General Reference System” or “GRS”).

Direct Sell shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s system in real time mode to sell and decrement Participating Carrier’s inventory prior to “end transaction” in the WORLDSPAN System.  Direct Sell participation also includes Participating Carrier’s ability to generate a positive acknowledgment message, including the Passenger Name Record (“PNR”) file address of Participating Carrier’s system, to the WORLDSPAN User upon completion of successful filing of the PNR in Participating Carrier’s System.  (This service is not available for DATAS II.)

Display Parameters shall mean one or more documents issued by WORLDSPAN containing the procedures and methodology used by WORLDSPAN for loading, maintaining and displaying schedules, fares, availability, etc., in the WORLDSPAN System, as amended by WORLDSPAN from time to time.

Home User shall mean any person using Travelshopper or similar user friendly service intended for consumer use offered by WORLDSPAN.

IATA shall mean the International Air Transport Association.

OAG shall mean Official Airline Guides, Inc.

PARS shall mean the CRS offered by WORLDSPAN under the trade name “PARS”.

PNR shall mean a passenger name record created in the WORLDSPAN System.

SIPP shall mean Standard Interline Passenger Procedures.

Supplemental Services shall mean any service or data offered by WORLDSPAN other than participation in the WORLDSPAN System as provided in Article V, or the Additional Services, as more fully described in Article VII herein.  WORLDSPAN may make available additional Supplemental Services at any time.

System Provider shall mean a CRS that has a capability to print a Transportation Document in a prescribed format and, where applicable, satisfies local technical requirements for doing so.

Third Party System shall mean any CRS or distribution system other than: (a) a CRS offered by WORLDSPAN; (b) an Affiliated CRS; or (c) a CRS in which Participating Carrier is hosted.

Transportation Document shall mean a ticket, voucher or other document that entitles the named passenger to transportation on the flight or flights of one or more airlines.

Travelshopper shall mean a user-friendly version of PARS primarily marketed to individual consumers through public data networks.

WORLDSPAN Carrier shall mean: (i) any airline that directly or through an Affiliate of the airline is a partner in WORLDSPAN; and (ii) any ABACUS Carrier.

WORLDSPAN User shall mean a person or entity (other than an airline using a WORLDSPAN System as its internal reservation system) which utilizes a WORLDSPAN System to make reservations.

WORLDSPAN System shall mean PARS, DATAS II and any CRS provided by WORLDSPAN in the future in lieu of or in combination with PARS or DATAS II, regardless of the facilities employed to permit access to such system.

ARTICLE II.   GENERAL RESPONSIBILITIES OF PARTICIPATING CARRIER

2.1.          Participating Carrier will at its own cost coordinate its reservations services with the WORLDSPAN System to provide WORLDSPAN Users as advantageous, timely and uniform services as Participating Carrier provides through any other CRS.  Such services shall include, but are not limited to, passenger information, schedule data, interim schedule change data, fare data, fare quotations, ticketing and procedural information.  Participating Carrier will provide WORLDSPAN Users with any improvements, enhancements or functions related to Participating Carrier’s reservation services as offered to users of any other CRS.  Notwithstanding the foregoing, Participating Carrier’s obligations in this Article 2.1 shall not require it to provide services for WORLDSPAN Users which cannot be provided due to technical limitations in Participating Carrier’s system, so long as such technical limitations also prevent Participating Carrier from providing the services for the users of any Third Party System.

2.2.          Participating Carrier will promptly provide WORLDSPAN with all revisions to its information concerning services provided to passengers including, but not limited to, interim schedule change data, fare data, fare quotations, ticketing and procedural information and such other information that may be included in the WORLDSPAN System.  Participating Carrier will provide WORLDSPAN Users as advantageous, timely and uniform fares and fare inventory classes as Participating Carrier provides through any other CRS.

2.3.          Participating Carrier shall not close its flights to WORLDSPAN Users on a less favorable basis than it uses to close flights to users of any Third Party System.  Participating Carrier will process all WORLDSPAN message activity on a priority and current basis.  Unless otherwise agreed, Participating Carrier will accept sales by WORLDSPAN Users to a maximum of four (4) seats per transaction until receipt by WORLDSPAN of a flight/class/segment AVS closing message.  Participating Carrier will use the ARINC/SITA address “HDQRI1P” in addressing all AVS messages for PARS; “HDQRIDL” for DATAS II; and/or such other address(es) as WORLDSPAN may specify from time to time.

2.4.          Participating Carrier shall ensure that its reservation system substantially complies with the interline procedures and message format set forth in SIIP and AIRIMP and any amendments thereto.  Participating Carrier will establish a special reject queue at its teletype reject system in which reservations made through the WORLDSPAN System that are not automatically processed by Participating Carrier will be handled on a priority basis.  Participating Carrier will treat any rejected messages originating from the WORLDSPAN System with the same speed, care and priority given rejected messages from any other CRS.  Participating Carrier will review rejected messages and cooperate with WORLDSPAN in the development of new approaches where volume is justified.

2.5.          For any passenger with a Transportation Document issued through the WORLDSPAN System and bearing an “OK” status, Participating Carrier will accept such passenger for travel, even if no record of the passenger’s reservation exists in Participating Carrier’s system and denied boarding compensation might have to be paid.

2.6.          Participating Carrier will not send unable to sell or unable to confirm (US/UC) messages on any Booking more than twelve (12) hours following receipt by Participating Carrier.

2.7.          For all Transportation Documents and other documents (whether used, voided or subsequently refunded) where Participating Carrier is the validating carrier, Participating Carrier agrees that any credit or debit card authorization obtained by or through WORLDSPAN will be treated by Participating Carrier as if the authorization had been obtained directly by Participating Carrier.  WORLDSPAN shall exercise reasonable business efforts to obtain such authorizations in accordance with the procedures specified by Participating Carrier and by or on behalf of the credit or debit card issuer.  Participating Carrier shall provide WORLDSPAN with all information reasonably required to perform this service including, but not limited to, the identity of the cards that may be accepted, floor limits and any special instructions communicated by the credit or debit card issuer to Participating Carrier.

2.8.          WORLDSPAN may, at its discretion, magnetically encode Transportation Documents and other documents validated on Participating Carrier.  In the event that Participating Carrier desires to arrange for magnetic coding of such documents, Participating Carrier acknowledges that it will be obligated to pay WORLDSPAN its standard charge to be established from time to time for such service.

2.9.          Participating Carrier hereby grants ticketing authority through the WORLDSPAN System for its transportation services to all WORLDSPAN Users worldwide who hold validation authority, or who are authorized through whatever means to issue Transportation Documents, (whether manually or automatically through any CRS) on its behalf.  Participating Carrier authorizes WORLDSPAN Users to automatically validate Transportation Documents on its behalf in any territory where, at any time during the time of this Agreement, Participating Carrier is or becomes a member of any neutral ticketing scheme or program in which WORLDSPAN is directly or indirectly a System Provider.  Participating Carrier shall promptly execute all agreements or other authorizations specified by the local neutral ticketing scheme or program which are necessary to implement, effect or acknowledge such authority for WORLDSPAN and WORLDSPAN Users or as reasonably requested by WORLDSPAN.  Nothing in this Article 2.9, however, shall be construed to obligate Participating Carrier to become a member of a local neutral ticketing scheme or program.

2.10.        Participating Carrier agrees that it will not discriminate against or disfavor in any manner whatsoever any WORLDSPAN User on account of that User’s selection, possession or use of a WORLDSPAN System.

2.11.        Participating Carrier agrees promptly to pay WORLDSPAN all amounts due pursuant to this Agreement, and all agreements, supplements, addenda, schedules and exhibits now or hereafter completed pursuant to this Agreement, without deduction, set-off or counterclaim.

ARTICLE III.   FARE COMPUTATION

3.1.          WORLDSPAN shall use reasonable efforts to obtain from industry suppliers the fares and fare rules which apply to Participating Carrier’s flights.  If WORLDSPAN is unable to obtain such information, then upon request from WORLDSPAN, or if the information is inaccurate, incomplete or not timely delivered, Participating Carrier agrees promptly to supply the information to WORLDSPAN.  Participating Carrier will provide the information on properly formatted magnetic tape or other media and format mutually agreed upon by the parties.  Any changes or revisions to such fares or fare rules shall thereafter be timely submitted to WORLDSPAN by Participating Carrier using the agreed upon medium and format.  Participating Carrier shall not discriminate against or disfavor WORLDSPAN, as compared to any Third Party System, in the timing, availability, delivery or any other matter associated with such fares or fare rules.

3.2.          If Participating Carrier elects to provide pricing assistance to any user of a Third Party System in any country or territory, it will provide similar assistance to all WORLDSPAN Users in that same country or territory.  Participating Carrier acknowledges that to provide such pricing assistance to WORLDSPAN Users, Participating Carrier must lease from WORLDSPAN, by separate agreement, the necessary equipment and services to enable it to provide this pricing assistance.  Participating Carrier shall be solely responsible for, and assumes all liability with respect to, the services and fares provided by Participating Carrier pursuant to this Section 3.2.

ARTICLE IV.   GENERAL RESPONSIBILITIES OF WORLDSPAN

4.1.          WORLDSPAN shall maintain, operate and provide the WORLDSPAN System in accordance with applicable CRS Rules.  WORLDSPAN shall provide Participating Carrier such services as agreed upon by the parties from time to time during the term of this Agreement in accordance with such CRS Rules and the Display Parameters then in effect.

4.2.          WORLDSPAN will use reasonable business efforts to ensure that the WORLDSPAN System complies with the interline reservations policies, procedures and message formats set forth in SIPP and AIRIMP, and any amendments thereto.  WORLDSPAN shall process all Bookings created by WORLDSPAN Users, and shall handle information relating to Participating Carrier, with the same care and timeliness as information of all other WORLDSPAN participating carriers and without regard to the identity of the carrier.  WORLDSPAN will review rejected messages and, where justified by volume, investigate methods of reducing such rejected messages.

4.3.          With regard to any display required by any applicable CRS Rules, WORLDSPAN will display Participating Carrier’s flights, and shall load information and fares on Participating Carrier’s flights, in the same manner and with the same timeliness as with any other participating carrier’s flights.  However, WORLDSPAN reserves the right, without waiver of any other right or remedy under this Agreement or otherwise, to suspend its obligations under this Article IV at any time that any Affiliated CRS fails to provide non-discriminatory display, loading and distribution of the flights and services of, or otherwise discriminates against, any WORLDSPAN Carrier.

4.4.          WORLDSPAN shall provide, subject to any law, regulation, court order or contract regarding the disclosure of information, reasonable information to Participating Carrier to substantiate the charges to Participating Carrier pursuant to this Agreement.  For billing purposes, all Home Users shall be deemed to be a single location.

4.5.          WORLDSPAN shall maintain one or more facilities for the purpose of responding to Participating Carrier’s questions concerning the operation of, or any data within, the WORLDSPAN System.

4.6.          WORLDSPAN retains the right to enhance or modify, in whole or in part, the WORLDSPAN System at its discretion. Any enhancement or modification of the WORLDSPAN System will be offered to all WORLDSPAN participating carriers on a non-discriminatory basis; provided, however, that technical, equipment or human resource limitations may make it impractical or not feasible for WORLDSPAN to implement an enhancement or modification at the same time for all participating carriers.  In such case, WORLDSPAN will determine the order of implementation in its sole discretion.  The foregoing shall include, but is not limited to, the right of WORLDSPAN to migrate or include Participating Carrier, other WORLDSPAN participating carriers and WORLDSPAN Users in any new WORLDSPAN System.  Nothing herein shall be construed to require WORLDSPAN to develop or utilize any CRS in addition to or in lieu of either PARS or DATAS II.

4.7.          Participating Carrier agrees that it will notify WORLDSPAN if Participating Carrier has knowledge that any WORLDSPAN User is operating the WORLDSPAN System in an improper fashion such as, but not limited to, making speculative bookings in anticipation of demand, making false bookings, or making passive bookings when no corresponding reservation has been made in Participating Carrier’s system.  Upon receipt of such notice and confirmation of the matters described therein, or if WORLDSPAN discovers such improper use independent of information supplied by Participating Carrier, WORLDSPAN agrees that it will take such action as it deems reasonably necessary to correct the improper use of the WORLDSPAN System by the identified WORLDSPAN User.

ARTICLE V.   PARTICIPATION OPTIONS AND CHARGES

5.1.          WORLDSPAN currently provides the following levels of participation.  Participating Carrier may, at its discretion, select the desired level of participation by initialing the appropriate selection below.  All charges are stated in United States dollars.  Failure to indicate the preferred level of participation will be deemed to constitute selection of “Full Services” participation pursuant to Article 5.1.(a):

(a)  ☒                     Full Services.  Full Services includes flight schedules with flight availability display, fares and fare rules, booking services and ticketing capability for Participating Carrier flights.  At the Full Services level, Participating Carrier shall provide availability according to Article 5.2, and must be able to send and receive electronic availability and reservations messages to/from the WORLDSPAN System.  The charge for Full Services participation is $2.00 per Booking.

(b)  ☐                     AccessPLUS-Direct Access.  In addition to Full Services participation, Participating Carrier flights will be available through Direct Access according to the AccessPLUS Addendum to this Agreement.  The charge for Direct Access participation is $2.25 per Booking arising out of Direct Access.

(c)  ☒                     AccessPLUS-Direct Sell.  (Currently available through PARS only.)  In addition to Full Services participation and Direct Access participation, Participating Carrier flights will be available through Direct Sell according to the AccessPLUS Addendum to this Agreement.  The charge for Direct Sell participation is $2.25 per Booking arising out of Direct Sell.

(d)  ☐                     Partial Services.  Participating Carrier receives all of the services described under Full Services, excluding flight availability.  Participating Carrier must be able to send and receive electronic reservation messages to/from the WORLDSPAN System.  The charge for Partial Services participation is $1.50 per Booking.

(e)  ☐                     Minimal Services. (currently available through PARS only.) Minimal Services includes Participating Carrier’s schedule display, fares and, fare rules display and ticketing capability.  The charge for Minimal Services participation is $1.00 for each “HK”, “MK” or similar segment booked through PARS on the services of Participating Carrier, multiplied by the number of passengers included in each segment so booked.

5.2.          If Participating Carrier elects to participate at the Full Services level, Participating Carrier must also designate below its preferred availability exchange option.  Please designate whether Option (i) or Option (ii) is elected:

☒ Option (i):	All segment availability status changes on all flights.

☐ Option (ii):	First closing message on all flights.

(a)           Upon not less than thirty (30) days’ advance written notice, Participating Carrier may switch between Options (i) and (ii).

(b)           Under Option (i), status codes CR, CC, CN, CS and CL will cause a Segment/Class/Date to be closed, in accordance with SIPP 105.200 and/or AIRIMP 4.  Status code AS will reopen the Segment/Class/Date.

(c)           Under Option (ii), status codes CR, CC, CN, CS and CL will cause a Flight/Class/Date to be on request in DATAS II.  In PARS, status codes CR, CL, CN and CL will be processed as set forth in AIRIMP 4.4.1.  Status code AS will reopen the flight in both PARS and DATAS II.

(d)           With regard to DATAS II only, limit sales AVS messages as defined in SIPP 105.200 and/or AIRIMP 4 will cause the segment or flight to be closed as set forth under Option (i) and Option (ii).

(e)           With regard to PARS only, under Option (i), limit sales status codes LL, LR, LC and LA may be sent to control sales between two specified points, without affecting sales into, within, through or beyond these points.  Subsequent AVS Messages with CL, CC or CN will override LL, LR, LC and LA.

(f)            WORLDSPAN will store availability status for Participating Carrier in the WORLDSPAN System in accordance with either SIPP Resolutions 105.195/105.200 or IATA Resolution 766.(23), IATA Recommended Practice 1771 and AIRIMP 4.

(g)           WORLDSPAN will display availability for a period of 332 days into the future.

(h)           Participating Carrier acknowledges that the provisions of this Article 5.2 contemplate availability status exchange for the benefit of both WORLDSPAN and WORLDSPAN Carriers (except the ABACUS Carriers).

5.3.          WORLDSPAN currently accepts schedule information from OAG only.  WORLDSPAN agrees to notify Participating Carrier at such time as it shall, in its discretion, agree to accept schedule information from any other source or sources.

5.4.          Participating Carrier acknowledges that its agreement to participate in the WORLDSPAN System according to this Agreement includes participation in any WORLDSPAN System provided to Home Users; provided, however, Participating Carrier may elect that it not be included in the WORLDSPAN System provided to Home Users upon satisfaction of the following conditions:

(a)           Participating Carrier provides not less than ninety (90) days’ prior written notice of its election not to participate in the WORLDSPAN System as then provided to Home Users;

(b)           Participating Carrier has withdrawn, or contemporaneously withdraws, from participation in any other user friendly system or service intended for consumer use; and

(c)           Participating Carrier pays WORLDSPAN its then prevailing charge for the removal of Participating Carrier from the WORLDSPAN System as provided to Home Users.

5.5.          At any time after the effective date of this Agreement, WORLDSPAN may modify any charge set forth in this Agreement upon not less than thirty (30) days’ prior written notice to Participating Carrier.  The right of WORLDSPAN to modify the charges as set forth in this Agreement shall include, but shall not be limited to: (a) the right to modify the charge on a country by country basis so that charges for Bookings generated by WORLDSPAN Users in one country may not equal the charges for Bookings generated by WORLDSPAN Users in other countries; or (b) the right to calculate charges for services based upon units of measure other than “Booking” as herein defined, such as, but not limited to, computer data processing time, communications charges, or other measures.  In the event that Participating Carrier does not agree to pay such modified charge, it may terminate this Agreement by giving written notice to WORLDSPAN at least ten (10) days prior to the effective date of such modification.

ARTICLE VI.   SUPPLEMENTAL SERVICES

6.1.          Participating Carrier may elect at any time to participate in any Supplemental Services then offered by WORLDSPAN.  Unless otherwise specifically provided in any addendum or amendment to this Agreement concerning such service, all terms and conditions of this Agreement will apply to the Supplemental Services selected by Participating Carrier.  Fees for Supplemental Services are subject to change upon not less than thirty (30) days’ prior written notice from WORLDSPAN.  In the event that Participating Carrier does not agree to pay any such changed fee, it may terminate such Supplemental Service, by giving written notice to WORLDSPAN at least ten (10) days prior to the effective date of the changed fee.  WORLDSPAN reserves the right to enhance, modify, amend or delete any Supplemental Services at its discretion.

ARTICLE VII.   ADDITIONAL SERVICES

7.1.          WORLDSPAN reserves the right to separately charge for any service which it currently provides without separate charge including, but not limited to: credit card authorizations for Transportation Documents, solicitation of Participating Carrier’s direct ticketing outlets as ticketing options for Home User bookings involving participating carriers; Bookings created from a Carrier Specific Display; or creation or generation of Transportation Documents.  The services which Participating Carrier receives without separate charge from time to time shall be referred to as “Additional Services”.  In the event that WORLDSPAN decides to separately charge for any Additional Service, WORLDSPAN shall give not less than sixty (60) days’ prior written notice to Participating Carrier of its decision to charge for such service.  If Participating Carrier elects not to participate in such Additional Services, Participating Carrier shall notify WORLDSPAN at least ten (10) days prior to the effective date of the separate charge for such Additional Service, and WORLDSPAN shall have no obligation to provide such Additional Service to Participating Carrier after such effective date.

7.2.          Any charge for any Additional Service hereinafter imposed may be modified by WORLDSPAN at its discretion on not less than thirty (30) days’ prior written notice.  In the event that Participating Carrier elects in its sole discretion that it does not desire to pay such modified charge, then Participating Carrier shall notify WORLDSPAN of such election at least ten (10) days prior to the effective date of such modification, and WORLDSPAN shall not be obligated to provide such Additional Service to Participating Carrier after such effective date.

ARTICLE VIII.   TERM

8.1.          This Agreement shall commence on February 1, 1991 and shall continue in effect until terminated as provided herein or until terminated by either party on not less than thirty (30) days’ prior written notice.

8.2.          If Participating Carrier fails to timely make any payment required pursuant to this Agreement and such failure continues for five (5) business days after written notice by WORLDSPAN, WORLDSPAN may, in its sole discretion, suspend services to Participating Carrier in whole or in part or terminate this Agreement in its entirety.

8.3.          In the event of any other breach of this Agreement by Participating Carrier, WORLDSPAN may terminate this Agreement without further liability upon fifteen (15) days’ prior written notice to Participating Carrier; provided, however, Participating Carrier shall have said fifteen (15) day period to cure such breach.

8.4.          If either party petitions for relief under the Bankruptcy Act of the United States, or if voluntary bankruptcy proceedings are instituted by a party under any federal, state or foreign insolvency laws, or if such a proceeding is imminent, or if it is adjudged bankrupt, or if it makes any assignment for the benefit of its creditors of all or substantially all of its assets; or if an involuntary petition is filed or execution issued against it and not dismissed or satisfied within thirty (30) days; or if its interest hereunder passes by operation of law to any other person, except in case of merger or acquisition, the other party may, at its option, terminate this Agreement by written notice; provided, however, that all monies owed hereunder prior to the date of termination shall be immediately due and payable.

8.5.          Termination of the Agreement or of any Supplemental Service as provided in the Agreement or any Addendum-Supplemental Service does not relieve either party of obligations arising prior to the effective date of termination.

ARTICLE IX.   TAXES

9.1.          In addition to any other charges set forth herein, Participating Carrier shall pay to WORLDSPAN all, license fees, sales, use, excise, franchise, personal property, real property or other taxes and any and all domestic and foreign duties or import, export or license fees, whatsoever designated, now or hereafter imposed by any federal, state, or local taxing authority or any foreign government or agency thereof, arising out of or in connection with this Agreement including, but not limited to, Participating Carrier’s use of the WORLDSPAN System at its offices.  In no event shall Participating Carrier be obligated to pay any tax payable on the net income of WORLDSPAN.

ARTICLE X.   PAYMENT

10.1.        WORLDSPAN (or a WORLDSPAN Carrier acting on behalf of WORLDSPAN) shall invoice Participating Carrier each month covering all charges incurred during the previous month.  Participating Carrier agrees to pay WORLDSPAN all amounts due pursuant to this Agreement.  Subject to Article 10.5 below, Bookings will be invoiced in the month following the creation of the Booking, subject to credit for Cancellations during such month.  Each invoice, except as otherwise provided herein, shall be paid through the applicable ACH or IATA clearinghouse.  All invoices shall be paid in U.S. dollars. Participating Carrier agrees to execute and deliver any documents reasonably requested by WORLDSPAN, ACH or IATA regarding the settlement of funds as provided herein.

10.2.        In the event that WORLDSPAN elects to suspend services to Participating Carrier pursuant to this Agreement, then WORLDSPAN may, at its discretion, as a condition to reestablishment of the suspended service, require Participating Carrier to deliver to WORLDSPAN a cash deposit, or an irrevocable letter of credit or surety bond issued by a financial institution or surety acceptable to WORLDSPAN, in an amount deemed necessary by WORLDSPAN to secure an estimated two (2) months of charges pursuant to this Agreement.

10.3.        Participating Carrier agrees to pay for all Bookings made by WORLDSPAN Users on any of its Code Sharing Flights.  WORLDSPAN reserves the right to require any of Participating Carrier’s Code Sharing carriers to execute a separate agreement with WORLDSPAN to guarantee payment of the charges for Bookings on Code Sharing Flights.

10.4.        In the event that Participating Carrier believes that any amount charged to it by WORLDSPAN pursuant to this Agreement is inaccurate, then Participating Carrier shall provide WORLDSPAN with written notice within six (6) months of the date of the disputed WORLDSPAN invoice.  Such written notice shall include Participating Carrier’s explanation or reason for dispute, and agrees to pay any portion of the invoice that it does not dispute.  Such rejection will be processed by WORLDSPAN through the ACH or IATA clearing house, as appropriate, not later than six (6) months following receipt of Participating Carrier’s notice of dispute, in accordance with the appropriate manual of procedure unless otherwise agreed by both parties.  Final settlement of disputed amounts will be resolved by prompt negotiations between WORLDSPAN and Participating Carrier, and resulting payments, if any, will be made outside the clearing house within ten (10) days following receipt of a supplemental invoice.  Failure to advise WORLDSPAN of any dispute within six (6) months of the date of the invoice shall constitute a waiver by Participating Carrier of any alleged inaccuracy.

10.5.        Participating Carrier acknowledges and agrees that, notwithstanding the foregoing, fees for Bookings through DATAS II are currently invoiced following the month of departure of the flight and that Bookings through PARS are invoiced following the month that the Booking is created.  WORLDSPAN intends to change the time that DATAS II Bookings are invoiced and will provide Participating Carrier reasonable notice prior to implementing such change.

10.6.        In the event that Participating Carrier is not a member of either ACH or IATA or is denied the ability to pay WORLDSPAN amounts due pursuant to this Agreement through either the ACH clearing house or the IATA clearing house, then, and only then, WORLDSPAN shall invoice Participating Carrier and Participating Carrier shall pay WORLDSPAN as follows:

WORLDSPAN shall invoice to Participating Carrier following the end of the month in which charges become payable, which invoice shall be paid directly to WORLDSPAN within thirty (30) days after receipt.  Any payment not received by WORLDSPAN within such thirty (30) day period shall accrue interest at the rate of 1% per month or the highest amount permitted by law, whichever is less.  Participating Carrier will pay WORLDSPAN a deposit in an amount equal to the average estimated charges under this Agreement during a two month period, which WORLDSPAN may apply against any amount due WORLDSPAN under the Agreement that is not timely paid by Participating Carrier.  WORLDSPAN will refund to Participating Carrier the unused portion of the deposit upon termination of the Agreement.  Participating Carrier may not elect to apply the deposit to any obligation in lieu of any payment due under the Agreement.  All payments shall be made in U.S. dollars.

ARTICLE XI.   FORCE MAJEURE

11.1.        Except for Participating Carrier’s obligation to make payments hereunder, neither party will be deemed in default of this Agreement as a result of a failure to perform its obligations caused by acts of God or governmental authority, strikes or labor disputes, fires, acts of war, failure of third party suppliers, or for any other cause beyond the control of the party.  WORLDSPAN shall not be liable to Participating Carrier, nor deemed to be in default of this Agreement, on account of any delays, errors, malfunctions or breakdowns with respect to the WORLDSPAN System, equipment, data or services provided hereunder, unless such delay, error, malfunction or breakdown results solely from the gross negligence or willful misconduct of WORLDSPAN.

ARTICLE XII.   INDEMNIFICATION

12.1.        Participating Carrier shall defend, indemnify and hold harmless WORLDSPAN, its partners, affiliates, officers, directors, employees and agents from and against all liabilities, suits, costs, damages and claims (including litigation costs, expenses and reasonable attorneys’ fees) which may be suffered by, accrued against, charged to or recoverable from WORLDSPAN, its partners, affiliates, officers, directors, employees or agents by reason of or in connection with Participating Carrier’s performance or failure to perform, or improper performance of any of its obligations under this Agreement.

12.2.        WORLDSPAN DISCLAIMS AND PARTICIPATING CARRIER HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR INTENDED USE, OR ANY LIABILITY IN NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, WITH RESPECT TO THE EQUIPMENT, DATA OR SERVICES FURNISHED HEREUNDER.  PARTICIPATING CARRIER AGREES THAT WORLDSPAN SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES UNDER ANY CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, LOSS OF AIRLINE TRANSPORTATION REVENUES, EVEN IF ADVISED OF THE RISK OF SUCH DAMAGES IN ADVANCE.

ARTICLE XIII.   CONFIDENTIAL INFORMATION AND SOFTWARE

13.1.        Confidential Information supplied by WORLDSPAN to Participating Carrier pursuant to this Agreement is for the exclusive use of Participating Carrier and shall not be disclosed or made available to any other person, firm, corporation or governmental entity in any form or manner whatsoever; provided, however, that in the event Confidential Information is subpoenaed or otherwise requested or demanded by any court or governmental authority, Participating Carrier shall give written notice to WORLDSPAN prior to furnishing the same and shall exercise its best efforts, in cooperation with WORLDSPAN, to quash or limit such request, demand and/or subpoena.  Participating Carrier’s obligations include treating Confidential Information with at least the concern and protective measures accorded any trade secrets and confidential materials of Participating Carrier.  Nothing herein shall be construed to require the disclosure of Confidential Information to Participating Carrier, or to require Participating Carrier to accept Confidential Information.

13.2.        As between WORLDSPAN and Participating Carrier, title and full and complete ownership rights to all software utilized by WORLDSPAN in the performance of this Agreement shall remain with WORLDSPAN.  Participating Carrier agrees that WORLDSPAN owned, licensed or developed software is WORLDSPAN’s or a third party’s trade secret and proprietary information, regardless of whether any portion thereof is or may be validly copyrighted or patented.  Any software provided to Participating Carrier is provided by license only.  Participating Carrier’s license is non-exclusive, non-transferrable and is limited to the right to use such software during the term of this Agreement only according to guidelines established by WORLDSPAN from time to time.  Such software shall be utilized by Participating Carrier only in accordance with this Agreement and shall not be copied, duplicated, reproduced, manufactured or disclosed in any form or by any media to any other person or party.  Participating Carrier agrees to abide by any terms imposed by any third party that has directly or indirectly licensed Participating Carrier to use software pursuant to this Agreement.  Upon termination of this Agreement, Participating Carrier shall immediately return to WORLDSPAN any software provided by WORLDSPAN.  Nothing herein shall be construed to require WORLDSPAN to deliver any software to Participating Carrier, or to require Participating Carrier to accept such software.

ARTICLE XIV.   NO ASSIGNMENT

14.1.        Participating Carrier shall not sell, assign, license, franchise, sublicense or otherwise convey this Agreement or the services herein provided to any third party without WORLDSPAN’s prior written consent.

ARTICLE XV.   DISPUTE RESOLUTION

15.1.        This Agreement shall be governed by, construed and enforced according to the laws of the State of Georgia and of the United States of America, without regard to its conflict of laws and rules.  Each party hereby consents to the non-exclusive jurisdiction of the courts of the State of Georgia and United States Federal Courts located in Georgia to resolve any dispute arising out of this Agreement.

ARTICLE XVI.   NO WAIVER

16.1.        No waiver of any breach of any provision of this Agreement by either party shall constitute a waiver of any subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing.

ARTICLE XVII.   NOTICES

17.1.        All notices, requests, demands or other communications hereunder shall be in writing, hand delivered, sent by mail, overnight mail, facsimile or teletype and shall be deemed to have been given when received at the following addresses:

If to WORLDSPAN:

WORLDSPAN, L.P.

7310 Tiffany Springs Parkway

Kansas City, MO 64153

U.S.A.

Teletype:  HDQAS1P

Facsimile:  816/891-6170

ATTN:  Director-Airline and Assoc. Sales

with a copy to:

WORLDSPAN, L.P.

Suite 2100

300 Galleria Parkway, N.W.

Atlanta, Georgia 30339

U.S.A.

Teletype:  ATLMS1P

Facsimile:  404/916-7878

ATTN:  Legal Department

If to Participating Carrier:

American Airlines, Inc.

c/o Manager Product Display

4333 Amon Carter Blvd.

Ft. Worth, Texas 76155

(817) 967-2609

Teletype:  HDQPXAA

Facsimile:  817-967-9955

ATTN:  Barbara J. Kotowski

Any notice provided by facsimile or teletype which is received after 4:00 p.m. local time shall be deemed received the following business day.  A party may change its address for notice on not less than ten (10) days’ prior written notice to the other party.

ARTICLE XVIII.   MISCELLANEOUS

18.1.        Nothing in this Agreement is intended to or shall be construed to create or establish an agency, partnership, or joint venture relationship between the parties hereto.

18.2.        Participating Carrier shall not make any use of WORLDSPAN’s corporate name, logo, trademarks or servicemarks and any and all advertising materials of any nature whatsoever or any and all statements whether oral or written, expressed or implied, regarding any product or services offered by Participating Carrier which in any manner concern or refer to such name, logos, trademarks or servicemarks including, but not limited to, “WORLDSPAN”, PARS” and “DATAS II”, will first be provided to WORLDSPAN in writing and are subject to WORLDSPAN’s prior written consent.

18.3.        Headings used in this Agreement have been inserted as a matter of convenience only and in no way define, limit or enlarge the scope of this Agreement or any of its provisions.

18.4.        In the event that any material provision of this Agreement is determined to be invalid, unenforceable or illegal, then such provision shall be deemed to be superseded and the Agreement modified with a provision which most nearly corresponds to the intent of the parties and is valid, enforceable and legal.

18.5.        This Agreement constitutes the final and complete understanding and agreement between the parties concerning the subject matter hereof.  Any prior agreements, understandings or communications written or otherwise are deemed superseded by this Agreement.  This Agreement may be modified only by a further writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as of the day and year first set forth above.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

American Airlines, Inc.

By:	/s/ Barbara R. Amster	/s/ Richard A. Lee
	Barbara R. Amster	Richard A. Lee
Title:	Vice President - Pricing and	Director-Airline and
	Yield Management	Associate Sales

AMENDMENT

THIS Amendment to WORLDSPAN Participating Carrier Agreement (“Amendment”) is effective as of February 1, 1991, between WORLDSPAN, L.P., a Delaware limited partnership, having its principal place of business at Suite 2100, 300 Galleria Parkway, N.W., Atlanta, Georgia 30339 (“WORLDSPAN”) and the air carrier identified below (“Participating Carrier”).

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement dated February 1, 1991, (the “Agreement”) which the parties desire to amend.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, WORLDSPAN and Participating Carrier agree as follows:

1.             The definitions set forth on Article 1.1 for each of the following terms is deleted and replaced and superceded as follows:

Affiliated CRS shall mean a CRS that is owned or operated by Participating Carrier in whole or in part, directly or indirectly, or as marketed, sold or installed by Participating Carrier or any of its Affiliates.  The foregoing notwithstanding, so long as Participating Carrier owns less than fifty percent (50%) of the equity in such CRS, that CRS shall not be considered an Affiliated CRS for purposes of this Agreement.

Cancellation shall mean only those segments canceled by a WORLDSPAN User or WORLDSPAN personnel through the WORLDSPAN System in which the booking was originally made.

Confidential Information shall mean any data processing documentation or other trade secret or proprietary information supplied by either party to the other with respect to the operation of its reservation system, in any form and any and all copies thereof, and any other materials that are marked as “confidential”, except:  (i) information known by the receiving party prior to disclosure by the owning party, (ii) information developed by the receiving party independent of any confidential materials provided by the owning party, (iii) information which is widely known or publicly available in the relevant trade or industry, or (iv) information that is obtained from a third party without restriction.

2.             A.            The third sentence of Article 2.1 is hereby deleted and replaced and superceded by the following new sentence:  “Participating Carrier will provide WORLDSPAN Users with any improvements, enhancements or functions related to

Participating Carrier’s reservations services that are offered to users of any other CRS on terms and conditions comparable to those agreed to between Participating Carrier and such other CRS.”

B.            Article 2.1 is further amended by the addition of a new sentence at the end of the existing Article 2.1 as follows:  “Notwithstanding the foregoing, Participating Carrier shall not be obligated to provide WORLDSPAN Users with any service that cannot be provided because of a technical limitation or deficiency in the WORLDSPAN System.”

3.             A.            The first sentence of Article 2.3 is hereby deleted and replaced and superceded as follows: “Participating Carrier will not close its flights to WORLDSPAN Users in a given country on a less favorable basis than it uses to close flights to users of any Third Party System in that given country.”

B.            The third sentence of Article 2.3 is hereby deleted and replaced and superceded as follows: “Unless otherwise agreed, Participating Carrier will accept sales by WORLDSPAN users to a maximum of (4) four seats per transaction until receipt by WORLDSPAN of a flight/class/segment/date/AVS closing message.”

4.             The first sentence of Article 2.4 is hereby deleted and replaced and superceded as follows: “Participating Carrier will use reasonable business efforts to ensure that its reservation system complies with the interline procedures and message format set forth in SIPP, AIRIMP and any amendments thereto.”

5.             The last sentence of Article 2.4 is hereby deleted and replaced and superceded as follows: “Participating Carrier will review rejected messages and, where justified by volume, investigate methods of reducing such rejected messages.”

6.             Article 2.5 is hereby amended by the addition of a new sentence at the end of the existing Article 2.5 as follows:  “Notwithstanding the foregoing, it is expressly agreed that Participating Carrier shall not be in default of its obligations in this Article 2.5 with regard to Transportation Documents produced by WORLDSPAN User bearing an “OK” status which were created by entering the segment into the WORLDSPAN System as an “HK” or “GK” segment when no corresponding space had been reserved in Participating Carriers internal reservation system.”

7.             The penultimate sentence of Article 2.7 is hereby deleted and replaced and superceded as follows: “WORLDSPAN shall use its best efforts to obtain such authorizations in accordance with the procedures specified by or on behalf of Participating Carrier and by or on behalf of the credit or debit card issuer.”

8.             The second sentence of Article 2.9 is hereby deleted and replaced and superceded as follows: “Participating Carrier authorizes WORLDSPAN Users to automatically validate Transportation Documents on its behalf in any territory where, at any time during the term of this Agreement, Participating Carrier is or becomes a member of any neutral ticketing

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scheme or program in which WORLDSPAN is directly, or indirectly through a WORLDSPAN Carrier, a system provider.”

9.             Article 2.10 is hereby deleted and replaced and superceded as follows: “Participating Carrier agrees that it will not unlawfully discriminate against any WORLDSPAN User on account of that user’s selection, possession or use of a WORLDSPAN System.”

10.           Article 2.11 is hereby deleted and replaced and superceded as follows:  “Except as provided in Article 10.4, Participating Carrier agrees promptly to pay WORLDSPAN all amounts due pursuant to this Agreement and all agreements, supplements, addenda, schedules and exhibits now or hereafter completed pursuant to this Agreement, without deduction or setoff.”

11.           Article 3.1 is hereby amended by the addition of a new sentence at the end of the existing Article 3.1 as follows:  “With regard to any discrete obligation of Participating Carrier to provide reservation services pursuant to Article 2.1; to process sales of Participating Carrier flights pursuant to Article 2.3; or to provide information with regard to its fares pursuant to this Article 3.1, such obligation shall be suspended in the event that Participating Carrier demonstrates: (a) such obligation cannot be performed because of some technical limitation; or (b) performance of such obligation with respect to WORLDSPAN would be substantially more expensive on a cost per unit basis than its performance of such obligation with regard to a Third Party System.”

12.           The second sentence of Article 3.2 is hereby deleted and replaced and superceded as follows: “Participating Carrier acknowledges that to provide such pricing assistance, it may be necessary to acquire certain equipment from WORLDSPAN or from a third party supplier whose equipment is approved for use with the WORLDSPAN System.”

13.           The last sentence of Article 3.2 is hereby amended and replaced and superceded as follows: “WORLDSPAN disclaims any liability with respect to the services and fares provided by the Participating Carrier pursuant to this Article 3.2.”

14.           The first and second sentences of Article 4.2 are hereby deleted and replaced and superceded as follows:  “WORLDSPAN agrees that the WORLDSPAN System will comply in all material respects with the interline reservations, policies, procedures and message formats set forth in SIPP and AIRIMP, and any amendments thereto.  WORLDSPAN shall process all bookings created by WORLDSPAN Users, and shall handle information relating to Participating Carrier, with the same care and timeliness as information of all other WORLDSPAN participating carriers (including the WORLDSPAN Carriers) and without regard to the identity of the carrier.”

15.           Article 4.3 is hereby deleted and replaced and superceded with a new Article 4.3 as follows:

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4.3.          WORLDSPAN will display Participating Carrier direct and connecting services, and subject to technical limitations, shall load information and fares on Participating Carrier’s flights, according to the same criteria as these applied to the services of the WORLDSPAN Carriers.  However, WORLDSPAN reserves the right, without waiver of any other right or remedy under this Agreement or otherwise, to suspend its obligations under this Article IV at any time that any Affiliated CRS unlawfully discriminates in the display, loading and distribution of the flights and services of any WORLDSPAN Carrier that has executed a Sabre Participating Carrier Distribution and Services Agreement, but only for the period of time that such WORLDSPAN Carrier is subject to such unlawful discrimination.

16.           Article 4.4 is hereby amended by the addition of a new sentence at the end of the existing Article 4.4 as follows:  “Notwithstanding the foregoing, WORLDSPAN will not limit the information currently provided to Participating Carrier pursuant to this Article 4.4 unless required by law.”

17.           A. The first sentence of Article 4.6 is hereby deleted and replaced and superceded as follows: “WORLDSPAN retains the right to enhance or modify, in whole or in part, the WORLDSPAN System at its discretion, but only without regard to carrier identity.”

B.            Article 4.6 is further amended by the addition of a new sentence at the end of the existing Article 4.6 as follows:  “The foregoing notwithstanding, during the above described migration period, WORLDSPAN will use its best efforts to insure that Participating Carrier will be provided substantially the same level of services provided prior to such migration period. During such migration period, WORLDSPAN will use best efforts to prevent any limitation, restriction or modification of any functionality or service to the material detriment of Participating Carrier, and such migration will be implemented with regard to all WORLDSPAN participating carriers, including WORLDSPAN Carriers, in a non-discriminatory fashion.”

18.           Article 4.7 is hereby deleted and replaced and superceded with a new Article 4.7 as follows:

4.7.          Upon receipt of documented evidence from Participating Carrier of a history of instances of speculative bookings or other related abusive practices by a WORLDSPAN User involving the sale of Participating Carrier air transportation services, WORLDSPAN shall, if warranted after reasonable investigation, assist Participating Carrier by initiating appropriate timely and reasonable remedial measures against such WORLDSPAN User. WORLDSPAN will also provide, in its standard form of agreement with each WORLDSPAN User, that speculative booking and the use of passive bookings codes when no corresponding space has

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been reserved in a participating carrier’s system are prohibited and constitute a breach of the agreement between WORLDSPAN and the WORLDSPAN User.

19.           Article 5.2(b) is hereby deleted and replaced and superceded with a new Article 5.2(b) as follows: “(b) Under option i, status codes CR, CC, CN, CS and CL will cause a flight/segment/class/date to be closed in accordance with SIPP 105.200 and/or AIRIMP 4.  Status code AS will reopen the flight/segment/class/date.”

20.           Article 5.4(a) and Article 5.4(c) are hereby deleted and replaced and superceded as follows:

(a)           Participating Carrier provides not less than sixty (60) days prior written notice of its election not to participate in the WORLDSPAN System as then provided to Home Users; . . .

(c)           Participating Carrier pays WORLDSPAN its then prevailing charge for the removal of Participating Carrier from the WORLDSPAN System as provided to Home Users, which charge will be no more than WORLDSPAN’s cost for such removal.

21.           The penultimate sentence of Article 7.1 is hereby deleted and replaced and superceded as follows:  “In the event that WORLDSPAN implements a separate charge for any Additional Service, WORLDSPAN shall give not less than one hundred twenty (120) days written notice to Participating Carrier prior to the effective date of the implementation of a charge for such service.”

22.           Article 8,2 is hereby amended by the addition of a new sentence at the end of the existing Article 8.2 as follows:  “The foregoing notwithstanding, Participating Carrier shall not be in default of its obligation to make timely payments for delays caused by or resulting from the failure of the clearinghouse to timely remit funds to WORLDSPAN.”

23.           Article 8.3 is hereby deleted and replaced and superceded as follows:

8.3.          In the event of any other breach of this Agreement by either party, the non-defaulting party may terminate this Agreement without further liability fifteen (15) days following the written notice of such termination; provided, however, that the defaulting party shall have said 15-day period to cure such breach.

24.           Article 10.1 is hereby deleted and replaced and superceded as follows: “WORLDSPAN (or a WORLDSPAN Carrier acting on behalf of WORLDSPAN until such time as WORLDSPAN is able to collect payments through the clearinghouse in its own name) shall invoice Participating Carrier each month covering all charges incurred during the previous month.  Participating Carrier agrees to pay WORLDSPAN all amounts due pursuant to this

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Agreement.  Subject to Article 10.5 below, Bookings will be invoiced in the month following the creation of the Booking, subject to credit for Cancellations during such month. Each invoice, except as otherwise provided herein, shall be paid through the applicable ACH or IATA clearinghouse. All invoices shall be paid in U.S. dollars. Participating Carrier agrees to execute and deliver any documents reasonably requested by WORLDSPAN, ACH or IATA for the purpose of the settlement of funds as provided herein. WORLDSPAN agrees that Participating Carrier will be charged only once for a Booking or other chargeable transaction regardless of collection on behalf of WORLDSPAN by a WORLDSPAN Carrier or for any other reason.

25.           Article 10.2 is hereby deleted and replaced and superceded as follows:

10.2.        In the event that WORLDSPAN elects to suspend services pursuant to Article 8.2, then WORLDSPAN shall reestablish the suspended service, upon Participating Carrier’s delivery to WORLDSPAN of a cash deposit, or an irrevocable letter of credit or surety bond issued by a financial institution or surety acceptable to WORLDSPAN, in an amount deemed reasonably necessary by WORLDSPAN to secure an estimated one (1) month of charges pursuant to this Agreement. In the event that Participating Carrier makes a cash deposit to WORLDSPAN pursuant to this Article 10.2, such cash deposit shall be placed in an interest bearing money market account and interest on such account shall be accumulated and paid to Participating Carrier semiannually.

Participating Carrier will indemnify WORLDSPAN for any income tax due on the interest so paid to Participating Carrier. If Participating Carrier pays WORLDSPAN timely for twelve (12) months following the delivery of a deposit, letter of credit or surety bond pursuant to this Article 10.2, then such deposit, letter of credit or surety bond shall be returned to Participating Carrier or cancelled, as appropriate.

26.           Article 10.4 is hereby deleted and replaced and superceded as follows:

10.4.        In the event that Participating Carrier believes that any amount charged to it by WORLDSPAN pursuant to this Agreement is inaccurate, then Participating Carrier shall provide WORLDSPAN with written notice within twelve (12) months of the date of the disputed WORLDSPAN invoice.  Such written notice shall include Participating Carrier’s explanation or reason for dispute, and Participating Carrier agrees to pay any portion of the invoice that it does not dispute.  Such rejection will be processed by WORLDSPAN through the ACH or IATA clearing house, as appropriate, not later than sixty (60) days following receipt of Participating Carrier’s notice of dispute, in accordance

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with the appropriate manual of procedure unless otherwise agreed by both parties.  Final settlement of disputed amounts will be resolved by prompt negotiations between WORLDSPAN and Participating Carrier, and resulting payments, if any, will be made outside the clearing house within ten (10) days following receipt of a supplemental invoice. Failure to advise WORLDSPAN of any dispute within twelve (12) months of the date of the invoice shall constitute a waiver by Participating Carrier of any alleged inaccuracy.

27.           Article 12.2 is hereby deleted. and replaced and superceded as follows:

12.2.        WORLDSPAN DISCLAIMS AND PARTICIPATING CARRIER HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR INTENDED USE, OR ANY LIABILITY IN NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, WITH RESPECT TO THE EQUIPMENT, DATA OR SERVICES FURNISHED HEREUNDER. PARTICIPATING CARRIER AGREES THAT WORLDSPAN SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, LOSS OF AIRLINE TRANSPORTATION REVENUES, EVEN IF ADVISED OF THE RISK OF SUCH DAMAGES IN ADVANCE.

28.           Article 12 is further amended by the addition of a new Article 12.3 as follows:

12.3         WORLDSPAN shall defend, indemnify and hold harmless Participating Carrier, its affiliates, officers, directors, employees and agents from and against all liabilities, suits, costs, damages and claims (including litigation costs, expenses and reasonable attorneys’ fees) which may be suffered by, accrued against, charged to or recoverable from Participating Carrier, its affiliates, officers, directors, employees or agents by reason of or in connection with WORLDSPAN’s performance or failure to perform, or improper performance of any of its obligations under this Agreement or WORLDSPAN’s infringement of any third party’s copyright or patent interest arising under the laws of the United States.

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29.           The sixth sentence of Article 13.2 is hereby deleted and replaced and superceded as follows: “In the event that Participating Carrier accepts from WORLDSPAN any software that is directly or indirectly provided by any third party, and Participating Carrier is provided with the terms of such software license, Participating Carrier agrees that it will abide by such terms imposed by that third party regarding the use of such software.

30.           The last sentence of Article 15.1 is hereby deleted and replaced and superceded as follows:  “Each party hereby consents to the non-exclusive jurisdiction of the courts of the State of Georgia and the State of Texas and the United States Federal Courts located in Georgia and Texas to resolve any dispute arising out of this Agreement.”

31.           Article 17.1 is hereby amended to provide that a copy of any notice provided by WORLDSPAN to Participating Carrier shall also be provided as follows: American Airlines, Inc., ATTN:  Corporate Secretary, MD5675, P.O. Box 619616, Dallas/Ft. Worth Airport, Dallas, Texas 75261-9616, Facsimile: (817) 967-2937.

32.           Article 18.2 is hereby deleted and replaced and superceded as follows:

18.2.        Except for those instances in the normal course of business where WORLDSPAN simply identifies Participating Carrier as a participant in the WORLDSPAN System, or those instances where Participating Carrier merely discloses that it is a participating carrier in the WORLDSPAN System, neither party shall make any use of the other party’s corporate name, logo, trademarks or servicemarks without the prior written consent of the other party.

33.           The parties agree that the Addendum-Supplemental Services AccessPLUS executed as of February 1, 1991 as a part of the Agreement is amended as follows:

A.            Section 2.E. is hereby amended by the addition of a new sentence at the end of the existing Section 2.E. as follows:  “In the event that technical performance of WORLDSPAN consistently results in a material delay in forwarding all “LK” messages to Participating Carrier on a timely basis, and such delays continue to occur periodically for a period of at least sixty (60) days after notice to WORLDSPAN, then WORLDSPAN and Participating Carrier shall modify their agreement in this Section 2.E. with respect to Participating Carrier’s obligations to automatically accept and confirm flights involving delayed messages.”

B.            Section 2.F.(ii) is hereby deleted and replaced and superceded as follows: “(ii) Participating Carrier has not returned the booking or sent a US/UC message to the WORLDSPAN System that generated the booking to either WORLDSPAN or the original WORLDSPAN User within twelve (12) hours of the message transmission from the WORLDSPAN System; provided further, however, this subclause (ii) shall not apply with respect to “LE” or “DK” bookings.”

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34.           Section 2.H. is hereby amended by the addition of a new sentence at the end of the existing Section 2.H. as follows:  “WORLDSPAN agrees that any charges to Participating Carrier pursuant to this Section 2.H shall be at a mutually agreeable rate.”

35.           The Addendum-Supplemental Services DRS/GRS executed as of February 1, 1991, in connection with the Agreement is hereby amended as follows:

A.            Section 2.D. is hereby amended by the addition of a new sentence at the end of the existing Section 2.D. as follows:  “The foregoing notwithstanding, Participating Carrier shall not be responsible for any loss or liability caused by WORLDSPAN.”

B.            The first sentence of Section 4 is hereby deleted and replaced and superceded as follows: “This Addendum shall become effective on February 1, 1991, and shall continue in effect for a minimum of six (6) months.”

36.           The Addendum-Supplemental Services Marketing Information Data Tape (MIDT) executed as of February 1, 1991, in connection with the Agreement is hereby amended as follows:

A.            Section 2.a. is hereby deleted and replaced and superceded as follows:  “a. WORLDSPAN shall begin supplying the selected MIDT to Participating Carrier as soon as practical but in no event more than ninety (90) days following receipt of this Addendum signed by Participating Carrier.”

B.            The last sentence of Section 2.b. is hereby deleted and replaced and superceded as follows: “WORLDSPAN reserves the right to modify any or all components of the format of any of the MIDT from time to time on ninety (90) days prior written notice to Participating Carrier.”

C.            The first sentence of Section 5. is hereby deleted and replaced and superceded as follows: “This Addendum shall become effective on February 1, 1991, and shall continue in effect for a minimum of three (3) months.”

37.           The Addendum-Supplemental Services Seat Selection/Boarding Pass executed as of February 1, 1991, in connection with the Agreement is hereby amended as follows:

A.            Section 2.C. is hereby deleted and replaced and superceded as follows:

C.            WORLDSPAN reserves the right to limit, modify, suspend or discontinue any WORLDSPAN System seat selection and/or boarding pass services at any time at WORLDSPAN’s sole discretion following not less than thirty (30) days’ prior written notice to Participating Carrier.

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38.           Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER		WORLDSPAN, L.P.

American Airlines, Inc.

BY:	/s/ Barbara R. Amster	BY:	/s/ Richard A. Lee
TITLE:	Vice President Pricing & Yield Management		Richard A. Lee Director-Airline & Associates Sales

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AMENDMENT TO THE WORLDSPAN ADDENDUM — SUPPLEMENTAL SERVICES ACCESSPLUS

THIS Amendment to the WORLDSPAN Addendum — Supplemental Services AccessPLUS (“Amendment”) is made and effective the 15th day of February, 2001 by and between WORLDSPAN, L.P., a Delaware limited partnership, located at 300 Galleria Parkway, N.W., Atlanta, Georgia 30339 (“WORLDSPAN”) and Participating Carrier identified below.

WHEREAS, WORLDSPAN and Participating Carrier entered into that WORLDSPAN Addendum — Supplemental Services — AccessPLUS (the “Addendum”) dated the 1st of February, 1991.

WHEREAS, WORLDSPAN and Participating Carrier now desire to amend the Addendum.

NOW, THEREFORE, it is agreed:

1.             The Addendum is hereby amended by the addition of one or more Schedule D “Development and Implementation” documents.

2.             Article D of the Schedule D dated 15th, February is hereby replaced with the following:

a.             1.             Upon the completion of development, Participating Carrier shall pay a one-time implementation fee of Zero US Dollars ($0) for the development and implementation of Interactive Seat Selection (Clone).

                In the event that development exceeds Four Hundred and Fifty (450) hours, then WORLDSPAN reserves the right to charge Participating Carrier for the cost of such changes at WORLDSPAN’s then prevailing rates, terms and conditions, which shall be due and payable upon project completion.

3.             Except to the extent the Addendum is amended herein, the Addendum remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representatives as of the day and year first written above.

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ Kevin E. Sams	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Kevin E. Sams		Lawrence J. Curcuru
	(Name)		Manager
	Manager, CRS Distribution		Airline Sales and Marketing
(Title)

2

ADDENDUM — SUPPLEMENTAL SERVICES ACCESSPLUS

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN desires to provide and Participating Carrier desires to participate in AccessPLUS.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             AccessPLUS Options.

WORLDSPAN currently provides two levels of AccessPLUS participation which are available to Participating Carriers: Direct Access and Direct Sell, providing certain functionality as described in Schedule A attached hereto. Participating Carrier may select either of the two levels of participation, provided, however, that Direct Sell can be chosen only if Participating Carrier is also a Direct Access participant.

Please initial below the desired level of AccessPLUS Participation:

PARS	DATAS II
BRA	BRA	A. Direct Access only
BRA	N/A	B. Direct Access and Direct Sell (Available in PARS only)

2.             Responsibilities of Participating Carrier.

A.            Participating Carrier, at its sole cost and expense, agrees to permit WORLDSPAN Users to access information from Participating Carrier’s system through AccessPLUS. This includes, but is not limited to: (i) the schedule and availability display used by Participating Carrier’s reservations personnel; and (ii) functions of Participating Carrier’s system listed in Schedule A of this Addendum.

B.            Should Participating Carrier elect Direct Sell, Participating Carrier agrees to send a positive acknowledgement message including the PNR file address of Participating Carrier’s system upon receipt of a PARS Users’ booking message containing a “DK” action code.

C.            Participating Carrier agrees to allow installation of a direct and dedicated communications line between the WORLDSPAN System and Participating Carrier’s system.

Participating Carrier and WORLDSPAN shall share equally the charges for said communications line. Additionally, Participating Carrier agrees to acquire the appropriate hardware for use with Participating Carrier’s system to facilitate the operation of said communications line. Such hardware shall be provided by WORLDSPAN to Participating Carrier at WORLDSPAN’s prevailing rates and terms. Selection and ordering of the hardware and the direct and dedicated communications line shall be as mutually agreed upon by the parties. This mutual agreement may include the decision to use a comparable link via SITA.

D.            Should Participating Carrier elect Direct Access and Direct Sell, Participating Carrier agrees to send a response to sell message indicating inventory is decremented from Participating Carrier’s system prior to “end transaction” upon receipt of the Direct Sell booking message if the inventory requested is available. If the inventory is not available, Participating Carrier will immediately generate an unable to sell message and the WORLDSPAN Users may waitlist such segments when the waitlist is open.

E.             Participating Carrier will arrange for the processing of all WORLDSPAN User AccessPLUS booking messages on a priority and current basis. All AccessPLUS booked segments received by Participating Carrier’s system from WORLDSPAN (including those appended with the unique action codes “LK” and “DK”) will be automatically accepted and confirmed and no “US” or “UC” message will be generated.

F.             In those cases when the communications line between the WORLDSPAN System and Participating Carrier’s system is inoperable, booking messages will be rerouted via the facilities of ARINC or SITA, as mutually agreed upon. In such cases, when an “LK”, “DK” or “SS” booking cannot be electronically accepted by Participating Carrier’s inbound teletype message processing facility for automatic processing, or when an “LK”, “DK” or “SS” booking cannot be electronically accepted by Participating Carrier’s system via the communications line, Participating Carrier will accept passenger(s) for transportation on the same basis as though a reservation has been created and seat inventory adjusted even though overbooking may result therefrom and denied boarding compensation may be required, provided however, the foregoing is applicable only if: (i) the passenger’s ticket bears an “OK” status or (ii) Participating Carrier has not returned the booking to either WORLDSPAN or the original WORLDSPAN User within twelve (12) hours of the message transmission from the WORLDSPAN System; provided further, however, subclause (ii) shall not apply to “LK or “DK” bookings.

Should Participating Carrier’s inbound message processing facility be unable to recognize and accept “LK” and/or “DK” bookings, Participating Carrier shall, at its sole cost and expense, modify said inbound message processing facility to recognize and accept “LK” and/or “DK” bookings no later than ninety (90) days after the date of this Addendum.

G.            Participating Carrier shall provide help desk and such other technical support as may be reasonably necessary to serve WORLDSPAN Users.

H.            Participating Carrier agrees to give WORLDSPAN at least ninety (90) days’ prior written notice of any changes to Participating Carrier’s system which may affect the

2

AccessPLUS capability including, but not limited to, common language translation. Should changes to Participating Carrier’s programs require changes to AccessPLUS, Participating Carrier agrees to reimburse WORLDSPAN for the cost of such changes at WORLDSPAN’s then prevailing rates.

I.              Participating Carrier shall establish and operate its connection to AccessPLUS as defined in WORLDSPAN’s applicable technical/functional documentation, including support of WORLDSPAN’s communications protocol as mutually agreed upon.

J.             Participating Carrier shall complete the technical/functional documentation appropriate to the level of AccessPLUS participation selected and return it to WORLDSPAN within thirty (30) days of the date of this Addendum.

3.             Responsibilities of WORLDSPAN.

A.            WORLDSPAN shall provide Participating Carrier with appropriate technical/functional specifications for the selected level(s) of AccessPLUS participation.

B.            WORLDSPAN shall maintain and operate AccessPLUS, and shall cooperate with Participating Carrier in resolving any problems in the maintenance of the communications lines between the WORLDSPAN System(s) and Participating Carrier’s system.

C.            WORLDSPAN will provide WORLDSPAN Users with direct inquiry capability into Participating Carrier’s system to obtain real time information and system generated inquiries by means of AccessPLUS. For markets served by Participating Carrier, such schedule, availability, fare and flight information (as displayed in Participating Carrier’s system) will be provided to WORLDSPAN Users via common language translations where possible, subject to constraints and processing limitations of Participating Carrier’s system. However, in markets not served by Participating Carrier, the WORLDSPAN User will be advised that Participating Carrier does not provide service in the requested market. All PNR’s will be created, stored and modified in the WORLDSPAN System for transmission to Participating Carrier pursuant to industry standards and as further set forth herein.

D.            WORLDSPAN Users will be able to confirm reservations up to the number of seats reflected in the Participating Carrier’s system availability display when creating the PNR in the WORLDSPAN System.

4.             Joint Terms and Conditions.

A.            In the event that either Participating Carrier or WORLDSPAN experiences a system problem beyond its reasonable control, then either party shall have the right to inhibit AccessPLUS during the period of time that such problem exists. If such problem is a scheduled Participating Carrier system outage, then Participating Carrier shall notify WORLDSPAN as early in advance as possible. Participating Carrier shall use its best efforts to reinstate AccessPLUS capabilities as quickly as possible. If WORLDSPAN has a scheduled system

3

outage with AccessPLUS, WORLDSPAN will notify Participating Carrier in a reasonable advance amount of time. WORLDSPAN shall use its best efforts to reinstate AccessPLUS capabilities as quickly as possible.

B.            Each party agrees to devote resources sufficient to complete the programming necessary to implement AccessPLUS and will use its best efforts to implement AccessPLUS as indicated on Schedule B.  Except as otherwise expressly provided herein, each party shall be responsible for its costs incurred as a result of this Addendum. Participating Carrier acknowledges that reservation agents of the WORLDSPAN Carriers may access information pursuant to this Addendum.

5.             Fees.

Participating Carrier shall pay the charges for AccessPLUS as established according to the Agreement from time to time and in the manner provided in the Agreement.

6.             Term.

This Addendum shall become effective on February 1, 1991, and shall continue in effect for a minimum of twelve (12) months. Thereafter, it shall continue until terminated by either party on not less than thirty (30) days’ prior written notice. The foregoing notwithstanding, WORLDSPAN may terminate this Addendum at any time with respect to a WORLDSPAN System if it elects to terminate the AccessPLUS option for all carriers in that WORLDSPAN System. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

7.             No Other Amendment.

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

American Airlines, Inc.

BY:	/s/ Barbara R. Amster	BY:	/s/ Richard A. Lee
TITLE:	Vice President - Pricing & Yield		Richard A. Lee
	Management		Director-Airline & Associates Sales

4

ACCESS PLUS ADDENDUM — DEFINITIONS

EXHIBIT A

The following definitions are from Article 1, Definitions, of the WORLDSPAN Participating Carrier Agreement for the convenience of the parties:

AccessPLUS shall mean a group of Supplemental Services providing premium connectivity between the WORLDSPAN System and Participating Carrier’s system, including Direct Access and Direct Sell, permitting WORLDSPAN Subscribers to obtain data and make bookings through the use of standard command entries.

Direct Access shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s System to obtain real time information pertaining to Participating Carrier’s services.

Direct Sell shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s System in real time mode to sell and decrement Participating Carrier’s inventory prior to “end transaction” in the WORLDSPAN System. Direct Sell participation also includes Participating Carrier’s ability to generate a positive acknowledgement message, including the Passenger Name Record (“PNR”) File Address of Participating Carrier’s System, to the WORLDSPAN User upon completion of successful filing of the PNR in Participating Carrier’s System. (This service not available for DATAS II.)

SCHEDULE A
FEATURES AVAILABLE IN ACCESSPLUS

Direct Access

1)             Schedules

2)             Availability

3)             Scroll Capability

4)             Flight Information

5)             Fares

6)             Fare Rules

7)             DRS - Direct Reference System

8)             Seat Maps

9)             Last Seat Availability

Direct Sell

(Includes Features of Direct Access and . . . )

1)             Real-time decrementing of inventory

☐            Manual segment sell

☐            Sell from availability

2)             Positive Acknowledgement

Schedule B
Implementation Schedule

I.              Upon execution and return of the AccessPLUS Addendum including this implementation schedule, a specifications document and questionnaire will be sent to Participating Carrier.  WORLDSPAN will contact Participating Carrier to ensure receipt of the document and schedule a technical meeting. The specifications document and questionnaire must be reviewed, completed and returned within 30 days of receipt.

Please complete:

Participating Carrier Specifications Document Contact:

Name:

Address:

Phone:

Fax:

Teletype:

Completed document specifications should be returned to:

For the PARS System:

Project Manager — AccessPLUS
Special Systems Development
WORLDSPAN
P.O. Box 901555
Kansas City, MO 64190-1555
Phone:  (816) 891-5430
Fax:  (916) 891-5321                                              TTY:  MCIPK1P

or

For the DATAS II System:

Project Manager — AccessPLUS
DATAS II Automation Development
WORLDSPAN
300 Galleria Parkway, N.W.
Dept. 649
Atlanta, GA  30339
Phone:  (404) 916-7400
Fax:  (404) 916-7417                                              TTY: FTYASDL

II.            Upon receipt of the completed specifications document, WORLDSPAN will furnish an agenda to Participating Carrier and finalize any outstanding issues.

III.           Both parties agree to write this project’s specifications and obtain their respective system evaluations within 45 days of the technical meeting.

IV.           Once the evaluations are received, a subsequent meeting or conference call will be scheduled within 14 days of the writing of the specifications, to discuss time estimates and establish actual hands-on programming scheduling.  At this time, an implementation date will be established.

Schedule D
Development And Implementation

Main Customer Number: 168085

This Schedule D to the Worldspan Addendum - Supplemental Services ACCESSPLUS (“Schedule D”), is made and effective the 7th day of November, 2001.  This Schedule D applies only to the development and implementation of the products selected below.

A.            DEFINITIONS

Unless otherwise indicated, capitalized terms herein shall have the meanings set forth in the Agreement and the Worldspan Addendum-Supplemental Services AccessPLUS (“Addendum”). In addition, for the purposes of Schedule D, the following capitalized terms shall have the meanings described below:

Clone shall mean that Participating Carrier will use functionality previously developed and implemented by Worldspan for another carrier hosted in the system that hosts Participating Carrier.

Complete Booking Record shall mean the functionality that allows Worldspan to generate all air segments in the PNR to Participating Carrier via teletype when a Worldspan Subscriber “ends transaction” provided that at least one of the flight segments contains Participating Carrier’s designated airline code.

Direct Access Availability Conversion to EDIFACT shall mean the conversion of the Direct Access availability messages between Worldspan and Participating Carrier from terminal emulation to EDIFACT.

Direct Sell Conversion to EDIFACT shall mean the conversion of the Direct Sell messages between Worldspan and Participating Carrier from terminal emulation to EDIFACT.

EDIFACT shall mean Electronic Data Interchange For Administration, Commerce and Transport and shall refer to those message standards as approved by ATA/IATA Passenger and Airport Data Interchange Standards (PADIS).

EDIFACT Version Upgrade shall mean the conversion of an existing application that uses EDIFACT message standards to an enhanced version of EDIFACT as approved by ATA/IATA PADIS.

Full shall mean that Worldspan has not previously developed and implemented the functionality for any carrier hosted in Participating Carrier’s system.

Interactive Frequent Traveler Name and Number Verification shall mean the capability of Worldspan Users to directly access Participating Carrier’s system in real time mode to verify a passenger’s participation in Participating Carrier’s frequent traveler program prior to “end transaction” in the Worldspan System. Interactive Frequent Traveler Name and Number Verification includes Participating Carrier’s ability to generate a reply message in real time mode indicating whether or not a passenger’s name and frequent traveler number match in the Participating Carrier’s system.

Interactive Seat Selection shall mean the capability of Worldspan Users to directly access Participating Carrier’s system in real time mode to reserve a specific seat and decrement Participating Carrier’s seat inventory prior to “end transaction” in the Worldspan System. Interactive Seat Assignment includes Participating Carrier’s ability to generate a reply message with the specific seat assignment to the Worldspan User in real time mode.

Interactive Waitlist shall mean the capability of Worldspan Users to directly access Participating Carrier’s system in real time mode to place a passenger’s name on the waitlist of a Participating Carrier’s flight prior to “end transaction” in the Worldspan System. Interactive Waitlist includes Participating Carrier’s ability to generate reply message in real time mode indicating whether or not the passenger has been waitlisted.

Journey Data shall mean the air segments in the PNR itinerary field at the time a Worldspan User generates an AccessPLUS message. Journey Data may be included in the following interactive messages to Participating Carrier’s system: Direct Access Availability via EDIFACT (“Journey Data D/A”); Direct Sell (“Journey Data D/S”); AIRLINE SOURCE (“Journey Data A/S”).

Married Segment Logic shall mean the capability of a Participating Carrier to designate two or more air segments in an itinerary as a marriage.

Point Of Sale shall mean that part of a message from the Worldspan System that identifies information about the Worldspan User, including, but not limited to, the IATA/ARC/ERSP number or pseudo-IATA number, Subscriber Identification (SID) and country code.

Seat Map via Edifact shall mean the capability of Worldspan Users to view a Participating Carrier’s seat map in the Worldspan system via Edifact.

Selective Polling shall mean that the Worldspan System will only communicate with Participating Carrier’s system using AIRLINE SOURCE functionality when a Worldspan User requests an availability display involving flights specified by Participating Carrier. Availability displays that do not meet the Selective Polling criteria shall display Participating Carrier flight availability based on the Availability Status (AVS) messages transmitted to the Worldspan System by Participating Carrier.

B.            PRE-REQUISITES

In addition to other pre-requisites that may exist, the following pre-requisites apply:

1.             Direct Sell requires participation in Direct Access.

2.             AIRLINE SOURCE requires participation in Direct Sell.

3.             Complete Booking Record, Journey Data A/S, Journey Data D/S, Journey Data D/A, Married Segment Logic, and Selective Polling require participation in AIRLINE SOURCE.

4.             Interactive Waitlist, Interactive Frequent Traveler Name and Number Verification, and Interactive Seat Selection require participation in Direct Sell.

C.            DEVELOPMENT AND IMPLEMENTATION FEES

1.             Participating Carrier shall pay a one-time implementation fee per product as selected below. In the event that development and implementation exceeds the maximum hours allocated for that product, then Worldspan reserves the right to charge Participating Carrier, and Participating Carrier agrees to pay, for the cost of any additional hours at the rate of Ninety-one Dollars ($91.00) per hour, which shall be due and payable upon project completion.

2.             Participating Carrier requests the development and implementation of the products indicated by initials:

Product	Implementation Fee	Allocated Hours

☐ Direct Response	none	n/a
☐ Direct Access — Clone	$24,500.00	350
☐ Direct Access — Full	$49,000.00	700
☐ Direct Access Availability via EDIFACT — Clone	$41,000.00	450
☐ Direct Access Availability via EDIFACT — Full	$81,900.00	900
☐ Direct Sell — Clone	$24,500.00	350
☐ Direct Sell — Full	$49,000.00	700
☐ Direct Sell Conversion to EDIFACT	$72,800.00	800
☐ AIRLINE SOURCE — Clone	$28,000.00	400
☐ AIRLINE SOURCE — Full	$49,000.00	700
☐ Married Segment Logic	$50,100.00	550
☐ Selective Polling	$18,200.00	200
☒ Complete Booking Record	11,000.00	250
☐ Journey Data A/S, D/S, D/A	$27,300.00	300
☐ Inbound SSM	$11,800.00	130
☐ Interactive Waitlist	$11,800.00	130
☐ Point of Sale	$11,800.00	130
☐ Interactive Seat Selection — Clone	$41,000.00	450

Product	Implementation Fee	Allocated Hours

☐ Interactive Seat Selection — Full	$72,800.00	800
☐ Seat Map via EDIFACT — Clone	$40,950.00	450
☐ Seat Map via EDIFACT — Full	$72,800.00	800
☐ System Migrations — Direct Access Only	$41,000.00	450
☐ System Migrations — Direct Access & Direct Sell	$81,900.00	900
☐ EDIFACT Version Upgrade	$31,900.00	350

3.             Participating Carrier shall pay fees for the development and implementation of additional products, enhancements or upgrades selected by Participating Carrier from time to time at Worldspan’s then prevailing rates, terms and conditions and upon completion of an additional Schedule D.

D.            Upon the execution of this Schedule D, Participating Carrier shall pay fees for the development and implementation of the products selected above.

E.             Worldspan and Participating Carrier shall hold the terms and conditions agreed to herein in confidence.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives.

Participating Carrier:		Worldspan, L.P.:

American Airlines
(Participating Carrier Legal Name)

-------
(dba)

By:	/s/ Kevin Sams	By:	/s/ Scott Anderson
	(Signature)		(Signature)
	Kevin Sams		Scott Anderson
	(Print Name)		Manager — The Americas
Manager, CRS Distribution
(Title)

Schedule D
Development And Implementation

Main Customer Number:

This Schedule D to the Worldspan Addendum - Supplemental Services ACCESSPLUS (“Schedule D”), is made and effective the 6th day of August, 2002.  This Schedule D applies only to the development and implementation of the products selected below.

A.            DEFINITIONS

Unless otherwise indicated, capitalized terms herein shall have the meanings set forth in the Agreement and the Worldspan Addendum-Supplemental Services AccessPLUS (“Addendum”). In addition, for the purposes of Schedule D, the following capitalized terms shall have the meanings described below:

Clone shall mean that Participating Carrier will use functionality previously developed and implemented by Worldspan for another carrier hosted in the system that hosts Participating Carrier.

Complete Booking Record shall mean the functionality that allows Worldspan to generate all air segments in the PNR to Participating Carrier via teletype when a Worldspan Subscriber “ends transaction” provided that at least one of the flight segments contains Participating Carrier’s designated airline code.

Direct Access Availability Conversion to EDIFACT shall mean the conversion of the Direct Access availability messages between Worldspan and Participating Carrier from terminal emulation to EDIFACT.

Direct Sell Conversion to EDIFACT shall mean the conversion of the Direct Sell messages between Worldspan and Participating Carrier from terminal emulation to EDIFACT.

EDIFACT shall mean Electronic Data Interchange For Administration, Commerce and Transport and shall refer to those message standards as approved by ATA/IATA Passenger and Airport Data Interchange Standards (PADIS).

EDIFACT Version Upgrade shall mean the conversion of an existing application that uses EDIFACT message standards to an enhanced version of EDIFACT as approved by ATA/IATA PADIS.

Full shall mean that Worldspan has not previously developed and implemented the functionality for any carrier hosted in Participating Carrier’s system.

Interactive Frequent Traveler Name and Number Verification shall mean the capability of Worldspan Users to directly access Participating Carrier’s system in real time mode to verify a passenger’s participation in Participating Carrier’s frequent traveler program prior to “end transaction” in the Worldspan System. Interactive Frequent Traveler Name and Number Verification includes Participating Carrier’s ability to generate a reply message in real time mode indicating whether or not a passenger’s name and frequent traveler number match in the Participating Carrier’s system.

Interactive Seat Selection shall mean the capability of Worldspan Users to directly access Participating Carrier’s system in real time mode to reserve a specific seat and decrement Participating Carrier’s seat inventory prior to “end transaction” in the Worldspan System. Interactive Seat Assignment includes Participating Carrier’s ability to generate a reply message with the specific seat assignment to the Worldspan User in real time mode.

Interactive Waitlist shall mean the capability of Worldspan Users to directly access Participating Carrier’s system in real time mode to place a passenger’s name on the waitlist of a Participating Carrier’s flight prior to “end transaction” in the Worldspan System. Interactive Waitlist includes Participating Carrier’s ability to generate a reply message in real time mode indicating whether or not the passenger has been waitlisted.

Journey Data shall mean the air segments in the PNR itinerary field at the time a Worldspan User generates an AccessPLUS message. Journey Data may be included in the following interactive messages to Participating Carrier’s system: Direct Access Availability via EDIFACT (“Journey Data D/A”); Direct Sell (“Journey Data D/S”); AIRLINE SOURCE (“Journey Data A/S”).

Married Segment Logic shall mean the capability of a Participating Carrier to designate two or more air segments in an itinerary as a marriage.

Point Of Sale shall mean that part of a message from the Worldspan System that identifies information about the Worldspan User, including, but not limited to, the IATA/ARC/ERSP number or pseudo-IATA number, Subscriber Identification (SID) and country code.

Seat Map via Edifact shall mean the capability of Worldspan Users to view a Participating Carrier’s seat map in the Worldspan system via Edifact.

Seat Map Display via Edifact allows for the confirmation of seats on those airlines which participate in interline seat agreements. Seat requests are processed via the direct link to the airline and the seat is confirmed prior to end transaction. Non-interactive seat requests are processed via the standard Teletype messages and a response is received following end transaction. Special seat requests must be handled via the airlines’ local reservation sales office. If the SSR FQTV is in the PNR at the time the seat map display request is made, Worldspan will send the FQTV number to the airline and premier seats will be included in the map that is returned to the screen.

Selective Polling shall mean that the Worldspan System will only communicate with Participating Carrier’s system using AIRLINE SOURCE functionality when a Worldspan User requests an availability display involving flights specified by Participating Carrier. Availability displays that do not meet the Selective Polling criteria shall display Participating Carrier flight availability based on the Availability Status (AVS) messages transmitted to the Worldspan System by Participating Carrier.

Standard Schedule Message (SSM) shall mean a telegraph message sent directly from the carrier to Worldspan intended for transmission of updates, additions, deletions of a particular flight.  As these messages are sent from the carrier bypassing OAG, the lag time in updates is greatly decreased resulting in schedules being more in synch between the airline and Worldspan.

B.            PRE-REQUISITES

In addition to other pre-requisites that may exist, the following pre-requisites apply:

1.             Direct Sell requires participation in Direct Access.

2.             Airline Source requires participation in Direct Sell.

3.             Complete Booking Record, Journey Data A/S, Journey Data D/S, Journey Data D/A, Married Segment Logic, and Selective Polling require participation in Airline Source.

4.             Interactive Waitlist, Interactive Frequent Traveler Name and Number Verification, and Interactive Seat Selection require participation in Direct Sell.

C.            DEVELOPMENT AND IMPLEMENTATION FEES

1.             Participating Carrier shall pay a one-time implementation fee per product as selected below. In the event that development and implementation exceeds the maximum hours allocated for that product, then Worldspan reserves the right to charge Participating Carrier, and Participating Carrier agrees to pay, for the cost of any additional hours at the rate of Ninety-one Dollars ($91.00) per hour, which shall be due and payable upon project completion.

2.             Participating Carrier requests the development and implementation of the products indicated by initials:

Product	Implementation Fee	Hours

☐ Airline Source - Full	$81,900	900
☐ Airline Source-Clone	$31,850	350
☐ Complete Booking Record	$22,750	250
☐ Direct Access - Full	$77,350	850
☐ Direct Access- Clone	$24,500	350

Product	Implementation Fee		Hours

☐ Direct Access Availability Conversion to EDIFACT - Full	$81,900		900
☐ Direct Access Availability Conversion to EDIFACT - Clone	$41,000		450
☐ Direct Access Availability via EDIFACT - Full	$81,900		900
☐ Direct Access Availability via EDIFACT - Clone	$41,000		450
☐ Direct Response	—		n/a
☐ Direct Sell - Full	$72,800		800
☐ DirectSell-Clone	$24,500		350
☐ Direct Sell Conversion to EDIFACT Full	$72,800		800
☐ Direct Sell Conversion to EDIFACT Clone	$47,320		520
☒ EDIFACT Version Upgrade		*	350
☐ Inbound SSM	$11,800		130
☐ Interactive FQTV via EDIFACT	$72,900		800
☐ Interactive FQTV via Terminal Emulation	$63,700		700
☐ Interactive Seat Selection - Full	$72,800		800
☐ Interactive Seat Selection - Clone	$41,000		450
☐ Interactive Waitlist	$7,280		80
☒ Journey Data A/S		*	300
☒ Journey Data D/A		*	300
☒ Journey Data D/S		*	300
☐ Married Segment Logic	$50,100		550
☐ Point of Sale	$11,800		130
☐ Seat Map Display via EDIFACT - Full	$72,800		800
☐ Seat Map Display via EDIFACT- Clone	$54,600		600
☐ Seat Map via EDIFACT - Full	$72,800		800
☐ Seat Map via EDIFACT - Clone	$40,950		450
☐ Selective Polling (without options)	$18,200		200
☐ Standard Schedule Message (SSM)	$11,830		130
☐ System Migrations - Direct Access & Direct Sell	$50,050		550
☐ System Migrations - Direct Access Only	$31,850		350
☐ Update PNR (PNR Synchronization - Option 1)	$45,500		500

*  Total Cost for this product $82,300

3.             Participating Carrier shall pay fees for the development and implementation of additional products, enhancements or upgrades selected by Participating Carrier from time to time at Worldspan’s then prevailing rates, terms and conditions and upon completion of an additional Schedule D.

D.            Upon the execution of this Schedule D, Participating Carrier shall pay fees for the development and implementation of the products selected above.

E.             Worldspan and Participating Carrier shall hold the terms and conditions agreed to herein in confidence.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives.

Participating Carrier:		Worldspan, L.P.:

American Airlines
(Participating Carrier Legal Name)

(dba)

By:	/s/ Kevin E. Sams	By:	/s/ Scott Anderson
	(Signature)		(Signature)
	Kevin E. Sams		Scott Anderson
	(Print Name)		Manager — The Americas
Manager, CRS Distribution
(Title)

Addendum — Supplemental Services
Seat Selection/Boarding Pass

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for transmitting boarding pass information to WORLDSPAN Users to enable them to issue boarding passes for Participating Carrier’s flights.

Participating Carrier wishes to permit such boarding pass issuance by WORLDSPAN Users.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, contained, the parties hereto agree as follows:

1.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Pursuant to procedures developed by WORLDSPAN from time to time, Participating Carrier shall transmit seat selection and boarding pass information to WORLDSPAN Users through the WORLDSPAN Systems. Such information will be transmitted within two (2) hours of a request for the same received by Participating Carrier from a WORLDSPAN User and such information shall appear on the boarding pass in such manner as WORLDSPAN shall determine from time to time.  Boarding pass information shall be transmitted by Participating Carrier only with respect to Participating Carrier flight segments and each WORLDSPAN User shall be provided the capability of issuing boarding passes through each WORLDSPAN System on all Participating Carrier flights.

B.            Participating Carrier agrees to modify its internal reservations system, at Participating Carrier’s sole cost and expense: (i) to receive special service requests (“SSR”) via teletype (or other communications method as agreed upon by the parties) from WORLDSPAN Users for a seat assignment; (ii) to respond to WORLDSPAN User SSR by authorizing issuance of a Participating Carrier boarding pass; and (iii) to otherwise modify Participating Carrier’s system to provide the boarding pass capability described herein.

C.            Participating Carrier will establish priority processing for SSR messages generated from WORLDSPAN Users requesting prereserved seats.

D.            Participating Carrier agrees promptly to advise WORLDSPAN of seat changes and/or seat cancellations made directly through Participating Carrier’s systems when the original seat selection was confirmed via the WORLDSPAN System.

E.             Participating Carrier elects to have and offer to WORLDSPAN Users the following services (Please initial whether Alternative 1, 2 or 3 is preferred):

BRA	Alternative 1:	Seat Selection Services and Boarding Pass Services

	Alternative 2:	Seat Selection Services only.

	Alternative 3:	Seat Selection Services and Boarding Pass Services on selected flights.

2.             RESPONSIBILITIES OF WORLDSPAN

A.            WORLDSPAN, at no cost to Participating Carrier, will provide sufficient space in a general DRS/GRS category solely for Participating Carrier to create and maintain a display of seat maps by aircraft type, in the format designated by WORLDSPAN and other procedural information pertinent to Participating Carrier’s participation in the Boarding Pass Issuance Program.

B.            WORLDSPAN will make available to WORLDSPAN Users the ability to generate boarding passes on Participating Carrier’s flights according to this Addendum.

C.            WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any WORLDSPAN System seat selection and/or boarding pass services at any time in WORLDSPAN’s sole discretion.

D.            WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

3.             TERM

This Addendum shall become effective on February 1, 1991, and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER		WORLDSPAN, L.P.

American Airlines, Inc.

BY:	/s/ Barbara R. Amster	BY:	/s/ Richard A. Lee
TITLE:	Vice President Pricing & Yield Management		Richard A. Lee Director-Airline & Associates Sales

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Addendum — Supplemental Services
Marketing Information Data Tapes (MIDT)

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN generates certain Marketing Information Data Tapes (“MIDT’) from the WORLDSPAN System on a monthly basis. MIDT include information on airline flights booked by WORLDSPAN Users.

Participating Carrier desires to receive one or more WORLDSPAN MIDT as specified below.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             MIDT Available. Following are the MIDT currently available from WORLDSPAN. Participating Carrier designates, with initials next to the appropriate selection, the MIDT it desires, and WORLDSPAN agrees to supply same according to this Addendum.

a.             MIDT Available from PARS

☒            PARS U.S. Domestic (U.S.D.) Tape: This tape contains booking data generated by all WORLDSPAN Users using PARS. It includes information on U.S. domestic flights.

☒            PARS International Tape: This tape contains booking data generated by all WORLDSPAN Users using PARS. It includes information on non U.S. Domestic flights. Those are flights that include an origin or destination (or both) outside the United States or its territories.

☐            PARS Gateway Tape: This MIDT contains booking data generated by all WORLDSPAN Users using PARS, excluding booking data regarding flights that occur entirely in the United States. In addition, international flights involving a United States city are limited to flights between the United States and European gateway countries only. This tape may be purchased by all U.S. certificated carriers and carriers certificated by one of the gateway countries. (A carrier certificated by one of the gateway countries may receive only gateway data between the U.S. and its home country.)

☐            PARS International Subscribers Tape: This MIDT contains booking data generated by all non-U.S. and non-Canadian WORLDSPAN Users using PARS. This tape maybe purchased by all participating carriers.

b.             MIDT Available from DATAS II

☒            DATAS II U.S. Domestic (U.S.D.) Tape: This tape contains booking data generated by all WORLDSPAN Users using DATAS.  It includes information on U.S. domestic flights.

☒            DATAS II International Tape: This tape contains booking data generated by all WORLDSPAN Users using DATAS II. It includes information on non U.S. Domestic flights.  Those are flights that include an origin or destination (or both) outside the United States or its territories.

2.             Delivery by WORLDSPAN

a.             WORLDSPAN Shall begin supplying the selected MIDTV to Participating Carrier within 90 days of receipt of this Addendum executed on behalf of Participating Carrier.

b.             WORLDSPAN agrees to provide Participating Carrier with fixed format record layout with all data elements, element descriptions, field links, displacements and tape specifications with delivery of selected MIDT. WORLDSPAN reserves the right to modify any or all components or the format of any of the MIDT from time to time.

c.             Subject to applicable CRS Rules, WORLDSPAN reserves the right to modify or discontinue any or all MIDT at its discretion, and Participating Carrier acknowledges that any WORLDSPAN MIDT will contain only such marketing, booking and sales data as WORLDSPAN may elect to generate from any WORLDSPAN System from time to time.

3.             Treatment of MIDT and Data

a.             Participating Carrier agrees that the MIDT and the information therein are provided for the use of Participating Carrier only and the MIDT and the information therein may not be published, duplicated, reproduced, copied, disclosed or distributed in any manner, in whole or in part, except to a travel agent with respect to

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the information derived from the Bookings created by that WORLDSPAN User and only with respect to that information.

b.             Upon prior written consent of WORLDSPAN, Participating Carrier may retain a third party to process the data provided pursuant to this Addendum for the benefit of Participating Carrier, provided such third party is bound to WORLDSPAN by appropriate obligations of confidentiality according to the form of agreement attached hereto as Exhibit A.

4.             Fees.   The charges for each MIDT shall be as follows:

a.             PARS U.S.D. Tape - Eight Thousand Dollars ($8,000.00) per month.

b.             PARS International Tape - Five Thousand Dollars ($5,000.00) per month.

c.             PARS Gateway Tape - One Dollar ($1.00) per WORLDSPAN User using PARS per month and a one time implementation fee of Two Thousand Five Hundred Dollars ($2,500.00).

d.             PARS International Subscriber Tape - One Dollar ($1.00) per WORLDSPAN User using PARS per month and a one time implementation fee of Two Thousand Five Hundred Dollars ($2,500.00).

e.             DATAS II U.S.D. Tape - Seven Thousand Five Hundred Dollars ($7,500.00) per month.

f.              DATAS II International Tape - Two Thousand Five Hundred Dollars ($2,500.00) per month.

5.             Term.  This Addendum shall become effective on the date signed and shall continue in effect for a minimum of twelve (12) months. Thereafter, it shall continue until cancelled by either party on not less than 30 days’ prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

6.             Eligibility. M.I.D.T. from PARS and DATAS II are made available to non-US. participating carriers only if the carrier makes reciprocal information available from its Affiliated CRS to WORLDSPAN Carriers and as otherwise provided in any applicable CRS Rules. In the event of any change in any CRS Rules which would prohibit the delivery of any MIDT, or in the event that delivery of any MIDT by WORLDSPAN is

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prohibited by any CRS Rules, Participating Carrier acknowledges that nothing herein shall be construed to require WORLDSPAN to request any change in such CRS Rules or apply for an amendment to such CRS Rules to permit the delivery of any MIDT.

7.             New System. In the event that WORLDSPAN introduces a system other than PARS or DATAS II, then WORLDSPAN shall make available MIDT.

8.             No Other Amendment.  Except as provided herein and in the side letter to the addendum, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be. executed by their duly authorized undersigned representatives as of August 1, 1993.

PARTICIPATING CARRIER		WORLDSPAN, L.P.

American Airlines, Inc.

BY:	/s/ Barbara R. Amster	BY:	/s/ Richard A. Lee
TITLE:	Vice President Pricing & Yield Management		Richard A. Lee Director-Airline & Associates Sales

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Addendum — Supplemental Services
DRS/GRS

THIS DRS/GRS Addendum is by and between WORLDSPAN, L.P. and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

In addition to the services offered in the Agreement, WORLDSPAN desires to provide and Participating Carrier desires to participate in the PARS Direct Reference System (“DRS”) and/or the DATAS II General Reference System (“GRS”).

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DRS/GRS LEVELS

Participating Carrier designates one of the following service levels by placing a check mark next to its selection. Availability of service is subject to completion of a WORLDSPAN Equipment and Software Agreement and payment of the charges provided therein. All charges are stated in U.S. dollars.

BRA             Level 1 (DATAS II and PARS) - $1,750 per month

•      88 pages, 95 lines per page (PARS)

•      50 pages, 99 lines per page (DATAS II)

•      Daily use of WORLDSPAN electronic briefings.

•      Number of WORLDSPAN User accesses, on request

•      Participating Carrier creates/updates via its own DATAS II and PARS Terminals

☐                  Level 2 (DATAS II ONLY) - $600 per month

•      50 pages, 99 lines per page

•      Daily use of electronic briefings.

•      Number of WORLDSPAN User accesses, on request

•      Participating Carrier creates/updates via its own DATAS II terminal

☐                  Level 3 (PARS ONLY) - $1,400 per month

•      88 pages, 95 lines per page

•      Daily use of electronic briefings

•      Number of WORLDSPAN User accesses, on request

•      Participating Carrier creates/updates via its own PARS terminal

2.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Participating Carrier agrees to pay the charges for DRS/GRS in the manner provided in the Agreement.

B.            Participating Carrier shall comply with WORLDSPAN’s guidelines, formats and procedures for update of DRS/GRS as such may be changed from time to time on not less than sixty (60) days advance notice by WORLDSPAN.

C.            Participating Carrier will input and update its DRS/GRS through equipment provided by WORLDSPAN pursuant to an Equipment and Software Agreement

D.            WORLDSPAN assumes no responsibility or liability for the accuracy of Participating Carrier’s information in DRS/GRS. All information entered into DRS/GRS by Participating Carrier is subject to WORLDSPAN’s approval, which approval will not be unreasonably withheld. Participating Carrier will not enter information into DRS which is misleading, defamatory, or offensive. Participating Carrier will indemnify, defend, and hold harmless WORLDSPAN, its partners, affiliates, directors, officers, employees and agents from and against all liabilities and claims, including attorneys’ fees, arising out of or connected with information entered into DRS/GRS by Participating Carrier. WORLDSPAN may terminate or suspend, in whole or in part, Participating Carrier’s privilege to enter, store, and maintain information in DRS/GRS if Participating Carrier abuses or misuses DRS/GRS.

3.             RESPONSIBILITIES OF WORLDSPAN

A.            WORLDSPAN will create and maintain the DRS/GRS facility in the WORLDSPAN Systems.

B.            WORLDSPAN shall provide Participating Carrier with guidelines, formats and procedures for update of DRS/GRS.

C.            WORLDSPAN reserves the right to monitor the DRS/GRS for compliance with WORLDSPAN’s guidelines, formats and procedures described above.

4.             TERM

This Addendum shall become effective on February 1, 1991, and shall continue in effect for a minimum of twelve (12) months. Thereafter, it shall continue until cancelled by either party upon not less than thirty (30) days’ prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement. WORLDSPAN reserves the right to modify or terminate DRS or GRS. If WORLDSPAN decides to terminate DRS or GRS, it may terminate this Addendum at any time upon not less than thirty (30) days’ prior notice.

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5.             NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER		WORLDSPAN, L.P.

/s/ Barbara R. Amster

BY:	Barbara R. Amster	BY:	/s/ Richard A. Lee
TITLE:	Vice President Pricing & Yield Management		Richard A. Lee Director-Airline & Associates Sales

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Addendum — Supplemental Services
Transmit Ticket Number (TTN)

This Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for WORLDSPAN Users to transmit ticket numbers to Participating Carrier for tickets issues for Participating Carrier flights.

Participating Carrier wishes to receive such ticket numbers from WORLDSPAN Users pursuant to Attachment A.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

TTN Message shall mean the messages that transits ticket number(s).  The TTN Message format shall follow the AIRIMP standards.

2.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Participating Carrier agrees to update its internal PNR with the ticket number(s) transmitted by WORLDSPAN.

B.            If Participating Carrier establishes policies that make a Booking subject to cancellation if a TTN Message is not sent, then Participating Carrier shall publish this information for WORLDSPAN Users in the Participating Carrier’s WORLDSPAN GRS pages or the GRS pages in Participating Carrier’s internal system accessed by WORLDSPAN Users via Direct Access.

C.            In those cases when a TTN Message is sent by the WORLDSPAN System but cannot be electronically accepted by Participating Carrier’s inbound telephone message processing facility for automatic processing, or when a TTN Message cannot be electronically accepted by Participating Carrier’s system via the communications line, Participating Carrier will accept the passenger(s) for transportation on the same basis as though a TTN Message had been received and processed by Participating Carrier’s system even though over booking may result therefrom and denied boarding compensation may be required, provided, however, the foregoing is applicable only if:  (i) the passenger’s ticket bears an “OK” status or

(ii) Participating Carrier has not returned the Booking to either WORLDSPAN or the original WORLDSPAN User within twelve (12) hours of the Booking Message transmission from the WORLDSPAN System according to the terms of the Agreement provided further, however, sub-clause (ii) shall not apply to Bookings governed by the WORLDSPAN Addendum-Supplemental Services AccessPLUS.

D.            Participating Carrier consents to the use of TTN Messages by WORLDSPAN Users as set forth in this Addendum.

3.             RESPONSIBILITIES OF WORLDSPAN

A.            WORLDSPAN shall automatically send the ticket number(s) to Participating Carrier when the WORLDSPAN System generates tickets for Participating Carrier flights as specified by Participating Carrier in Attachment A.

B.            WORLDSPAN shall allow Participating Carrier to request transmission or re-transmission of ticket numbers using the AIRIMP standard ADTK SSR message in accordance with AIRIMP procedures.

C.            WORLDSPAN shall make available to WORLDSPAN Users the ability to manually generate ticket numbers using the AIRIMP standard TKNM SSR message.

D.            WORLDSPAN shall maintain a historical list in the PNR(s) of all TTN Messages sent to Participating Carrier.

4.             FEES

WORLDSPAN reserves the right to access fees for the services provided in this Addendum pursuant to applicable provisions of the Agreement.

5.             TERM

This Addendum shall become effective on the date signed and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to e executed by duly authorized undersigned representatives as of July 17, 1997.

PARTICIPATING CARRIER	WORLDSPAN, L.P.

American Airlines
(Carrier Name)

/s/ Craig S. Kreeger	/s/ Cheryl B. Weldon
(Signature)	(Signature)
Craig S. Kreger	Cheryl B. Weldon
(Name)	Director
V.P Revenue Management & Distribution Planning	Airline and Served Affiliate Sales and Marketing
(Title)

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Attachment A
WORLDSPAN Transmit Ticket Number (TTN)

Participating Carrier:	American Airlines

Contact:	Steve Brown

Phone:	817/967-2288

Fax:	817/963-2627

SITA:	HDQRBAA

WORLDSPAN follows the AIRIMP standards for Ticket Number/TCN transmissions.  The following codes are generated automatically for TTN participants:

TKNA	Ticket numbers for automatically (system) generated tickets.
TKNC	Automatically (system) generated TCNs.
TKNE	Ticket numbers generated by electronic ticketing.

WORLDSPAN does not require TTN participation for use of the following SSR messages:

ADTK	Advise if ticketed. (Request from Participating Carrier to WORLDSPAN User.)

TKNM	Manually entered ticket number(s) to report handwritten tickets or a repeat transmission. (WORLDSPAN User’s reply to ADTK request.)

A.            Message Format

Select one (1) of the following options for TTN Message format.

☒            1.             OSI

Participating Carrier will reserve one OSI field for each ticket number issued.

Example of multi-party PNR with consecutively numbered tickets:

OSEXXTKNA 01575131329552-9563-1SMITH/GMR 1CRUMLEY/JMS

Example of multi-party PNR for which non-sequential tickets are issued:

OSEXXTKNA 01575131329552/9610/9710-1SMITH/GMR 1JONES/JMS 1BROWN/BMR

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2.             SSR

Participating Carrier will receive one SSR message per passenger per segment.

Example of SSR fields sent from a PNR with 2 passengers and 2 segments:

SSR TKNA XX HK1 BDLJJFKK4823Y17FEB-1SMITH/GMR.01575131329592

SSR TKNA XX HK1 BDLJFK4823Y17FEB-1JONES/JMS.01575131329601

SSR TKNA XX HK1 JFKBDL5244Y19FEB-1SMITH/GMR.01575131329592

SSR TKNA XX HK1 BDLJFK5244Y19FEB-1JONES/JMS.01575131329601

B.            TTN Options

In the event that a ticket is issued for a flight segment containing more than one of the following TTN options, then WORLDSPAN will only transmit the TTN Message if Participating Carrier participates in all of the applicable options.  For instance, if a ticket is issued for an infant ticket on a WORLDGroup PNR segment, then WORLDSPAN will transmit the TTN Message provided Participating Carrier has selected both Infant Tickets and WORLDGroup.

1.             Passive Segment Notification (PSN)
Select one (1) of the following options if Participating Carrier is a WORLDSPAN PSN participant.

                The WORLDSPAN System generates a PSN using the action codes PK and PL when the passive segment is created according to the terms of the WORLDSPAN Addendum-Supplemental Services Passive Segment Notification.  Ticket numbers are transmitted in subsequent messages. Per AIRIMP standards, the passive segment in the TTN Message will reflect the action code PU.

☐            a.             WORLDSPAN shall transmit the ticket number to Participating Carrier when tickets are issued on passive segments.

☒            b.             WORLDSPAN shall not transmit the ticket number to Participating Carrier when tickets are issues on passive segments.

2.             WORLDGroup
Select one (1) of the following options if Participating Carrier is a WORLDGroup participant or a PSN participant that receives PSN for WORLDGroup Passive Segments.

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☒            a.             Participating Carrier is a WORLDGroup participant.  Select one (1) of the following options:

☒            1.             WORLDSPAN shall transmit the ticket number to Participating Carrier when a ticket issued from a WORLDGroup PNR.

☐            2.             WORLDSPAN shall not transmit the ticket number to Participating Carrier when a ticket is issued from a WORLDGroup PNR.

☐            b.             Participating Carrier is not a WORLDGroup participant, however Participating Carrier receives PSN Messages from WORLDSPAN for all Passive Segments including WORLDGroup Passive Segments.  Select one (1) of the following options:

☐            1.             WORLDSPAN shall transmit the ticket number to Participating Carrier when a ticket is issued for WORLDGroup Passive Segment.

☐            2.             WORLDSPAN shall not transmit the ticket number to Participating Carrier when a ticket is issued for a WORLDGroup Passive Segment.

3.             Infant Tickets
Select the following option to receive TTN Message for infant tickets.

☒            WORLDSPAN shall transmit the ticket number to Participating Carrier when a ticket is issued for an infant.

4.             Corporate/Group PNRs
Select the following option to receive TTN Messages for tickets issued from corporate/group PNR.

☒            WORLDSPAN shall transmit the ticket number to Participating Carrier when tickets are issued for corporate/group PNRs (C/PNRs in the WORLDSPAN System).

C.            Transmission Effective Date

Indicate when Participating Carrier will be ready to accept TTN Messages.

☒            Participating Carrier is able to accept TTN Messages effective (date): immediately

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☐            Participating Carrier will send a teletype message to HDQAS1P and MKCRW1P advising WORLDSPAN of the date Participating Carrier is able to accept TTN Messages.

Note:      If an effective date is not indicated, WORLDSPAN will begin shipping TTN Messages upon receipt of Addendum.

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Addendum — Supplemental Services
Billing Information Data Tapes (BIDT)

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN provides certain information to Participating Carrier in connection with the invoice for amounts due for Bookings made in the WORLDSPAN Systems.

Participating Carrier desires to receive, and WORLDSPAN desires to provide such information on magnetic tape (the “Billing Information Data Tape” or “BIDT”).

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             BIDT Available. Following are the BIDT currently available from WORLDSPAN. Participating Carrier designates, with initials next to the appropriate selection, the BIDT it desires, and WORLDSPAN agrees to supply same according to this Addendum. (Select either or both.)

☒            a.             BIDT available from DATAS II.

☒            b.             BIDT available from PARS.

2.             Delivery by WORLDS PAN

a.             WORLDSPAN agrees to deliver its BIDT to Participating Carrier, and Participating Carrier accepts and agrees to use the BIDT according to this Amendment and the Agreement.

b.             WORLDSPAN shall supply the BIDT to Participating Carrier with the regular WORLDSPAN invoice commencing not more than thirty (30) days following acceptance of this Amendment by WORLDSPAN.

c.             WORLDSPAN agrees to provide Participating Carrier with fixed format record layout with all data elements, element descriptions, displacements and tape specifications with delivery of BIDT. WORLDSPAN reserves the right to modify any or all components or the format of any of the BIDT from time to time.

d.             WORLDSPAN reserves the right to modify or discontinue any or all BIDT at its discretion, and Participating Carrier acknowledges that any WORLDSPAN BIDT will contain only such billing and sales data as

WORLDSPAN may elect to generate from any WORLDSPAN System from time to time.

3.             Fees.  The Participating Carrier agrees to pay WORLDSPAN Two Hundred Dollars ($200.00) per month per WORLDSPAN System for BIDT provided pursuant to this Addendum.

4.             Term. This Addendum shall become effective on the date set forth below, and shall continue in effect for a minimum of six (6) months. Thereafter, it shall continue until cancelled by either party on not less than thirty (30) days’ prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

5.             Other Tapes. In the event that WORLDSPAN introduces a CRS other than PARS or DATAS II, then WORLDSPAN shall make available BIDT from that new CRS similar to the BIDT available for PARS.

6.             Use of BIDT. Participating Carrier shall use the BIDT and the information included thereon solely for the purpose of reconciling and confirming the accuracy and completeness of the amount included on an associated invoice and for no other purpose. Participating Carrier shall not copy or reproduce the BIDT or the information thereon except for the purpose of utilizing the BIDT as provided herein. Participating Carrier shall not sell, assign, transfer, convey or otherwise provide to anyone else any BIDT or information thereon, in whole or in part, without the express prior written consent of WORLDSPAN. Participating Carrier shall return the BIDT media at its expense to WORLDSPAN within sixty (60) days of receipt.

7.             No Other Amendment.  Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as of August 1, 1993.

PARTICIPATING CARRIER		WORLDSPAN, L.P.

American Airlines, Inc.

BY:	/s/ Barbara R. Amster	BY:	/s/ Richard A. Lee
TITLE:	Vice President Pricing & Yield Management		Richard A. Lee
Director-Airline & Associates Sales

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Addendum — Supplemental Services
Passive Segment Notification

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for notifying participating carriers when a WORLDSPAN User creates a Passive Segment.

WORLDSPAN desires to provide and Participating Carrier desires to receive Passive Segment Notification.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

Passive Segment shall mean a Booking created in the WORLDSPAN System using the “passive” or “holding” status codes HK, HL, MK, ML (and other status codes determined by WORLDSPAN from time to time).

Passive Segment Notification shall mean a teletype message sent from the WORLDSPAN System to Participating Carrier’s system using the status codes PK or PL indicating a Passive Segment has been entered in the WORLDSPAN System.  Passive Segment Notification shall also mean a teletype message sent from the WORLDSPAN System to Participating Carrier’s system using the status code PX indicating the cancellation of a Passive Segment containing the status codes MK or ML.

WORLDGroup shall mean the program in the WORLDSPAN System that allows WORLDSPAN Users to request and/or manage blocked space by using a WORLDGroup Passive Inventory Record.

WORLDGroup Passive Inventory Record shall mean the record created in the WORLDSPAN System that stores inventory of blocked space booked directly with Participating Carrier. WORLDGroup Passive Inventory Records can only be created for space blocked on those carriers who do not participate in WORLDGroup.

WORLDGroup Passive Segment shall mean a Passive Segment created to reflect usage of space stored in a WORLDGroup Passive Inventory Record for a specific passenger(s).

WORLDGroup PNR as used in this Addendum shall mean a PNR containing at least one Booking sold from the inventory stored in a WORLDGroup Passive Inventory Record.

2.             PASSIVE SEGMENT NOTIFICATION OPTIONS

A.            Passive Segment Notification Status Codes

Participating Carrier agrees to accept Passive Segment Notification using the following status codes: (initial only one.)

☒          1.       PK and FL only.

☐          2.       PK, PL and PX.

B.            WORLDGroup Passive Segments

Participating Carrier agrees to accept Passive Segment Notification for the following Passive Segments: (Initial only one.)

☐          1.       All Passive Segments excluding WORLDGroup Passive Segments.

☒          2.       All Passive Segments, including WORLDGroup Passive Segments.  Participating Carrier has the option for WORLDSPAN to include an SSR item in the Passive Segment Notification to identify WORLDGroup Passive Segments. (Initial only one.)

☒   a.              Participating Carrier, in accordance with Paragraph 3.C., desires WORLDSPAN to include an SSR item in the Passive Segment Notification generated from a WORLDGroup PNR that includes a designator identifying the corresponding group space in Participating Carrier’s system.

☐   b.              Participating Carrier, in accordance with Paragraph 3.D., does not desire WORLDPSPAN to include an SSR item in the Passive Segment Notification generated from a WORLDGroup PNR. Participating Carrier acknowledges that without the SSR item, Participating Carrier will not be able to differentiate between Passive Segment

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Notification from WORLDGroup PNRs and those received from other PNRs.

3.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Participating Carrier, at its sole cost and expense, agrees to receive a Passive Segment Notification message from the WORLDSPAN System containing PK and PL status codes and, if applicable, the PX status code.

B.            Participating Carrier may, at its sole discretion, and subject to the conditions set forth in Paragraph 3.C. if applicable, match the Passive Segments in the Passive Segment Notification with PNRs resident in Participating Carrier’s system. If there is no match, Participating Carrier may so advise the WORLDSPAN User by replying with an NO action code, provided that such reply is not sent more than twelve (12) hours following receipt by Participating Carrier.

C.            If Participating Carrier has elected to receive Passive Segment Notification for all Passive Segments, including WORLDGroup Passive Segments (Paragraph 2.B.2), and if Participating Carrier has elected to receive the SSR item (Paragraph 2.B.2.a), then Participating Carrier agrees to attempt to match the information in the SSR item to PNRs in Participating Carrier’s system or any other location that maintains records of blocked space. Participating Carrier shall provide the WORLDSPAN User with the PNR record locator, or other indicator consisting of three (3) to nine (9) alphas and/or numerics, to identify the PNR stored in Participating Carrier’s system for those reservations involving blocked space. Only in those instances in which Participating Carrier is unable to successfully match the Passive Segment Notification with a PNR in Participating Carrier’s system will Participating Carrier have an option to return an NO action code.

D.            If Participating Carrier has elected to receive Passive Segment Notification for all Passive Segments including WORLDGroup Passive Segments (Paragraph 2.B.2) but has elected not to receive the SSR item (Paragraph 2.B.2.b), then Participating Carrier shall not reply with an NO action code to any Passive Segment Notification. Participating Carrier acknowledges that WORLDSPAN Users may add individual passenger names to WORLDGroup PNRs in the WORLDSPAN System prior to Participating Carrier receiving the individual passenger names from the WORLDSPAN User, thus preventing Participating

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Carrier from matching the Passive Segment Notification to a PNR in Participating Carrier’s system. In these circumstances, receipt of Passive Segment Notification is for informational purposes only.

E.             Participating Carrier agrees that a reply message with an NO action code will also contain an SSR item advising the reason for the NO action code.

F.             Participating Carrier consents to the receipt of Passive Segments from WORLDSPAN Users as set forth in this Addendum.

4.             RESPONSIBILITIES OF WORLDSPAN

A.            All Participating Carrier’s segments entered into the WORLDSPAN System as Passive Segments using status codes MK or HK, pursuant to Paragraph 2.B., will be transmitted to Participating Carrier with status code PK pursuant to industry standards.

B.            All Participating Carrier’s segments entered into the WORLDSPAN System as Passive Segments using status codes ML or HL, pursuant to Paragraph 2.B., will be transmitted to Participating Carrier with status code PL pursuant to industry standards.

C.            In the event Participating Carrier replies to the Passive Segment Notification with an NO action code, WORLDSPAN will update the WORLDSPAN PNR with the NO action code and place the PNR on a queue for review or modification by the WORLDSPAN User.

D.            WORLDSPAN will transmit a Passive Segment Notification containing the PX status code upon cancellation of any Participating Carrier segment containing the status code MK or ML, pursuant to Paragraph 2.B., if Participating Carrier has elected to receive the PX status code.

E.             If Participating Carrier has elected to receive the SSR item to identify Passive Segment Notification for WORLDGroup Passive Segments (Paragraph 2.B.2.a), then WORLDSPAN agrees to include an SSR item in the Passive Segment Notification with the PNR record locator, or other indicator consisting of three (3) to nine (9) alphas and/or numerics as provided by Participating Carrier to the WORLDSPAN User.

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F.             WORLDSPAN shall provide Participating Carrier with a copy of WORLDSPAN’s then current Passive Segment Notification Technical Specifications at no charge to Participating Carrier.

G.            WORLDSPAN reserves the right to limit or modify any WORLDSPAN System passive message service at any time at WORLDSPAN’s sole discretion.

5.             FEES

A.            WORLDSPAN reserves the right to assess fees for the services provided in this Addendum pursuant to applicable provisions of the Agreement.

B.            Applicable charges for Bookings are applied to all Passive Segments, including WORLDGroup Passive Segments. Booking fees do not apply to WORLDGroup Passive Inventory Records.

6.             TERM

This Addendum shall become effective on the date set forth below and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days’ prior written notice to the other.

7.             NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of December 24, 1996.

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ Craig S. Kreeger	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Craig S. Kreeger		Lawrence J. Curcuru
	(Name)		Manager
	V.P. Revenue Management & Distribution Planning		Airline & Associate Sales
(Title)

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Worldspan
Passive Segment Notification

Participating Carrier Contact

Please provide a technical contact responsible for the Passive Segment Notification messages

Name	Steve Brown

Teletype Address	HDQPXAA

Telephone Number	817-967-2288

Indicate when Participating Carrier will be ready to accept Passive Segment Notifications:

☒            Participating Carrier is able to accept Passive Segment Notifications effective (date):  12-9-96

☐            Participating Carrier will send a teletype message to HDQAS1P and MKCRW1P advising WORLDSPAN of the date Participating Carrier is able to accept Passive Segment Notifications.

Note:  If an effective date is not indicated, WORLDSPAN will begin shipping Passive Segment Notifications upon receipt of Addendum.

Worldspan
Addendum — Supplemental Services
SecuRateSM AIR for Airlines

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure called “SecuRate AIR for Airlines” that allows participating carriers to manually load fares in the WORLDSPAN System and to designate WORLDSPAN Users that shall have access to such fares.

Participating Carrier wishes to participate in SecuRate AIR for Airlines.

NOW, THEREFORE, it is agreed:

1.             DEFINITIONS

Except as otherwise indicated below, capitalized terms herein shall have the meanings set forth in the Agreement. For purposes of this Addendum, the following term, however, shall have the following meaning:

LNIATA shall mean the WORLDSPAN terminal address for a device accessing the WORLDSPAN System. The LNIATA is found by making the following entry on the device: KGB
The LNIATA for the device appears in the “ADDR” field in the resulting display.

2.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            In order to participate in SecuRate AIR for Airlines, Participating Carrier must have access to the WORLDSPAN System through WORLDSPAN Equipment or as otherwise permitted by WORLDSPAN including but not limited to Special Access. Equipment and communications costs are at the sole expense of Participating Carrier as governed by the applicable WORLDSPAN agreements or addenda.

B.            Participating Carrier shall load contracted or negotiated fares into the WORLDSPAN System. Fares to be loaded are at Participating Carrier’s discretion. Participating Carrier shall be responsible for maintaining the accuracy of all data in SecuRate AIR for Airlines.

C.            Participating Carrier shall negotiate fares directly with the WORLDSPAN User and advise the WORLDSPAN User of applicable security codes required to access the fares. Participating Carrier shall be solely responsible for designating those WORLDSPAN Users who are permitted to access fares loaded by Participating Carrier in SecuRate AIR for Airlines.

D.            The LNIATAs that shall be used to maintain the data in SecuRate AIR for Airlines are designated by Participating Carrier as follows:

928723

E.             Participating Carrier consents to the use of SecuRate AIR for Airlines by WORLDSPAN Users as set forth in this Addendum.

3.             RESPONSIBILITIES OF WORLDSPAN

A.            WORLDSPAN shall make SecuRate AIR for Airlines available to the LNIATAs designated by Participating Carrier.

B.            WORLDSPAN shall provide Participating Carrier with a SecuRate AIR for Airlines manual at no charge to Participating Carrier.

4.             FEES

WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

5.             TERM

This Addendum shall become effective on the date signed and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

6.             GENERAL PROVISIONS

A.            WORLDSPAN reserves the right to restrict Participating Carrier’s access to SecuRate AIR for Airlines for any reason.

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B.            WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any SecuRate AIR for Airlines service at any time at WORLDSPAN’s sole discretion.

C.            WORLDSPAN shall not be held liable for fare discrepancies resulting from Participating Carrier’s use of SecuRate Air for Airlines. Fare discrepancies are to be resolved between Participating Carrier and the WORLDSPAN User.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of                                        , 1997  .

PARTICIPATING CARRIER	WORLDSPAN, L.P.

American Airlines
(Carrier Name)

/s/ Olga Jacob	/s/ Cheryl B. Welson
(Signature)	(Signature)
Olga Jacobs	Cheryl B. Weldon
(Name)	Director
General Sales Manager Benelux	Airline and Served Affiliate Sales and
(Title)	Marketing

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WORLDSPAN
Addendum — Supplemental Services
Revenue Accounting Data

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN makes certain Revenue Accounting Data (defined in Section 1 below) available for sale to or exchange with carriers participating in the WORLDSPAN System.

Participating Carrier receives equivalent data today in the normal course of business in the form of ticket coupons, but Participating Carrier desires to receive Revenue Accounting Data in an automated form from WORLDSPAN.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

Except as otherwise indicated below, capitalized terms herein shall have the meanings set forth in the Agreement.  For purposes of this Addendum, the following terms, however, shall have the following meanings:

A.            IRS shall mean the internal reservation system of a carrier, but shall not include CRS.

B.            Revenue Accounting Data shall mean with respect to any particular air carrier the data in any participate IRS or CRS, produced by, resulting from, or related to (1) those automated ticketing transactions which name that carrier as the “ticketing carrier” (as defined in ATA Resolution 5.94, as it may be amended or superseded from time to time) and (2) those automated ticketing transactions which name that carrier in the routing, regardless of ticketing carrier and sale.

C.            Ticket Record shall mean the Revenue Accounting Data created by each automated ticketing transaction.

D.            Hosted Carrier shall mean any WORLDSPAN Carrier for which WORLDSPAN also provides computer hosting services.

2.             PURCHASE OR EXCHANGE OF REVENUE ACCOUNTING DATA

Participating Carrier agrees, subject to the limitations set forth in this Addendum, to the option indicated below (Select only one):

A.            ☐            Participating Carrier agrees to purchase from WORLDSPAN the Revenue Accounting Data relating to Participating Carrier from the WORLDSPAN System.  Participating Carrier agrees to pay seven cents ($.07) for each Ticket Record transmitted to Participating Carrier by WORLDSPAN, but in no event shall the charges be less than two thousand dollars ($2,000.00) per month.  WORLDSPAN shall transmit the Revenue Accounting Data to Participating Carrier according to the specifications of this section and Section 3 below, and Participating Carrier shall be responsible for the cost of such transmission.

B.            ☐            Participating Carrier agrees to purchase from WORLDSPAN the Revenue Accounting Data relating to Participating Carrier from the WORLDSPAN System.  Participating Carrier agrees to pay seven cents ($.07) for each Ticket Record transmitted to Participating Carrier by WORLDSPAN, but in no event shall the charges to less than two thousand dollars $2,000.00) per month.  In addition, Participating Carrier agrees to purchase from WORLDSPAN the Revenue Accounting Data relating to the IRS of each Hosted Carrier.  Participating Carrier agrees to pay one and one half cents ($.015) for each Ticket Record transmitted to Participating Carrier by WORLDSPAN, but in no event shall the charges be less than five hundred dollars ($500.00) per month.  WORLDSPAN shall transmit the Revenue Accounting Data to Participating Carrier according to the specifications of this section and Section 3 below, and Participating Carrier shall be responsible for the cost of such transaction.

C.            ☒            Participating Carrier shall receive Revenue Accounting Data relating to Participating Carrier from the WORLDSPAN System and the IRS of each WORLDSPAN Carrier provided that Participating Carrier provides to each of the WORLDSPAN Carriers the Revenue Accounting Data relating to such WORLDSPAN Carrier from Participating Carrier’s IRS and any Affiliated CRS of Participating Carrier (if any).  In the event that the WORLDSPAN Carriers are already receiving Revenue Accounting Data relating to such WORLDSPAN and another participating carrier, Participating Carrier may still choose this option provided that (1) the WORLDSPAN Carriers continue to receive such Revenue Accounting Data from the Affiliated CRS at no cost during the term of this Addendum, and (2) Participating Carrier provides to the WORLDSPAN Carriers the Revenue Accounting Data relating to such WORLDSPAN Carriers from Participating Carrier’s IRS.  WORLDSPAN and Participating Carrier shall share equally the cost of transmitting the data to Participating Carrier.

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In the event that Participating Carrier chooses option C above, Participating Carrier shall transmit the applicable Revenue Accounting Data of each WORLDSPAN Carrier by direct electronic transmission, or other mutually agreed transmission, to such location or locations as WORLDSPAN may specify from time to time.

3.             TRANSMISSION OF REVENUE ACCOUNTING DATA

WORLDSPAN shall transmit to Participating Carrier the Revenue Accounting Data relating to Participating Carrier once daily via electronic transmission.  Delivery will be through the Airline Tariff Publishing Company (“ATPCO”) TCN Exchange Service.  [Prerequisite:  Participating Carrier has executed a current “Agreement for TCN Exchange Services” or its equivalent with ATPCO.]

4.             USE OF REVENUE ACCOUNTING DATA

Participating Carrier agrees that it shall only use the Revenue Accounting Data provided to it hereunder for revenue accounting, auditing and related uses, and that the Revenue Accounting Data provided hereunder shall not be used for the purpose of promoting or marketing its services or otherwise as “marketing data,” as that term is referred to in Department of Transportation (“DOT”) regulation 255.10(a), 14 C.F.R. § 255.10(a), as it may be amended from time to time, and any statute, law, or regulation or code of any governmental unit outside the United States, to the extent applicable.  Participating Carrier agrees that it shall have no right, title, or interest in the Revenue Accounting Data provided hereunder, except to the extent of the permitted use herein.  Participating Carrier shall prevent the improper or unauthorized use of the Revenue Accounting Data.  Except as specified herein, Participating Carrier shall not transmit the Revenue Accounting Data to any third party without the prior written consent of WORLDSPAN.

5.             EXPENSES

Participating Carrier and WORLDSPAN shall bear their own expenses related to the performance of obligations under this Addendum.

6.             DISCLAIMER

WORLDSPAN AND PARTICIPATING CARRIER EXPRESSLY WAIVE ANY WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, REGARDING THE REVENUE ACCOUNTING DATA AND ITS TRANSMISSION, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE EXCEPT AS EXPRESSLY STATED HEREIN.  NEITHER PARTY MAKES ANY WARRANTY OR REPRESENTATION AS TO ANY OF THE FOREGOING MATTERS OR AS TO THE ACCURACY OF THE REVENUE ACCOUNTING

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DATA OR ITS TRANSMISSION.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INJURY, LOSS, CLAIM, OR DAMAGE IN PROCURING, COLLECTING, COMPILING, ABSTRACTING, INTERPRETING, OR DELIVERING THE REVENUE ACCOUNTING DATA EXCEPT TO THE EXTENT SUCH INJURY, LOSS, CLAIM OR DAMAGE IS CAUSED BY ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  IN NO EVENT, HOWEVER, SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OF REVENUE OR PROFIT OR ANY INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES.

7.             TERM AND TERMINATION

This Addendum will become effective on the date set forth below and shall continue in effect for a minimum of six (6) months, and thereafter until terminated by either party upon thirty (30) days’ prior written notice to the other party, or until termination of the Agreement.  In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

8.             NO OTHER AMENDMENT

Except as otherwise provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

9.             SEVERABILITY

If any provision of this Addendum is prohibited by law or held to be invalid, illegal, or unenforceable, the remaining provisions hereof shall not be affected, and this Addendum shall continue in full force and effect as if such prohibited, illegal or invalid provision had never constituted a part hereof, with this Addendum being enforced to the fullest extent possible.

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IN WITNESS WHEREOF, the parties hereto have executed this Addendum by their undersigned, duly authorized representatives as of April 22, 1999.

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ Greg Rollings	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Greg Rollings		Lawrence J. Curcuru
	(Name)		Director
	Manager — CRS Distribution		Airline and Served Affiliate Sales and
	(Title)		Marketing

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WORLDSPAN
Addendum — Supplemental Services
Alliance Displays and Loyalty Displays

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for Participating Carrier to display flights grouped together with other participating carriers with whom they have entered into an Alliance.

Participating Carrier wishes to use Alliance Displays and/or Loyalty Displays.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

Alliance shall be defined as a grouping of participating carriers that enter into a mutual agreement to market their common identities.

Alliance Displays shall mean a biased WORLDSPAN availability display containing only those participating carriers commonly defined in WORLDSPAN Alliance Tables. The Alliance Displays are mutually exclusive from all other availability options.

Alliance Table shall mean an area in the WORLDSPAN system accessible to Participating. Carrier that allows Participating Carrier to identify each airline Alliance member.

Loyalty shall be defined as a grouping of participating carriers that enter into a mutual agreement to participate and reciprocate in each others frequent flyer programs.

Loyalty Displays shall mean a biased WORLDSPAN availability display containing only the participating carriers commonly defined in WORLDSPAN Loyalty Tables. The Loyalty Displays are mutually exclusive from all other availability options.

Loyalty Table shall mean an area in the WORLDSPAN system accessible to Participating Carrier that allows Participating Carrier to identify each airline Loyalty member.

2.             RESPONSIBILITIES OF WORLDSPAN

A.            WORLDSPAN shall create the initial Alliance Table and/or Loyalty Table in the WORLDSPAN System to be used by carriers participating in Alliance Displays and/or Loyalty Displays.

B.            WORLDSPAN shall be responsible for providing a method to assign an Alliance member with security permissions to add or delete other Alliance members to Alliance Tables and/or Loyalty members to Loyalty Tables.

C.            WORLDSPAN shall perform any Alliance name change or Alliance code change updates as designated by Participating Carrier.

D.            WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any Alliance Displays and/or Loyalty Displays service at anytime at the sole discretion of WORLDSPAN.

3.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Participating Carrier shall be responsible for maintaining their Alliance Table and/or Loyalty Table via their WORLDSPAN co-host terminal or GO! SOLO product once the initial table creation has been performed by WORLDSPAN.  If Participating Carrier does not have access to a WORLDSPAN co-host terminal or GO! SOLO product, Participating Carrier may request WORLDSPAN to make such updates on Participating Carrier’s behalf pursuant to WORLDSPAN’ s then current rates, displays and terms and conditions.

B.            Participating Carrier shall list their Alliance Displays and/or Loyalty Displays information in Participating Carrier’s WORLDSPAN GRS. Participating Carrier must participate in the WORLDSPAN GRS in order to participate in Alliance Displays and/or Loyalty Displays.

C.            Participating Carrier shall be responsible for setting the optional effective and discontinuation date fields in the Alliance Tables and/or Loyalty Tables.

D.            Participating Carrier may view and update only their own Loyalty Table.

4.             LEVELS OF PARTICIPATION

A.            Participating Carrier must select one of the following three functionality options (check where appropriate):

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1.             ☐  Alliance Displays and Loyalty Displays. The Alliance Displays include the two character Alliance code as well as the two character Participating Carrier code.

2.             ☐  Loyalty Displays only.

3.             ☒ Alliance Displays only.

B.            If Participating Carrier participates in Alliance Displays, then Participating Carrier must provide the following information:

1.             The official name to be displayed in WORLDSPAN for Participating Carrier’s Alliance shall be oneworld™

2.             The following Alliance code shall be displayed as the two character code agreed upon by Alliance members:

OW                .

5.             FEES

A.            Participating Carrier agrees to pay WORLDSPAN a one-time set-up fee of Ten Thousand Dollars (USD $10,000.00) to participate in both Alliance Displays and Loyalty Displays.

B.            Participating Carrier agrees to pay WORLDSPAN a one-time set-up fee of Five Thousand Dollars (USD $5,000.00) to only participate in Loyalty Displays.

C.            Participating Carrier agrees to pay WORLDSPAN a one-time set-up fee of Seven Thousand Dollars Five Hundred Dollars (USD $7,500.00) to only participate in Alliance Displays.

D.            If Participating Carrier does not have access to a WORLDSPAN co-host terminal or the GO! SOLO product, Participating Carrier shall pay an additional monthly fee of Two Hundred Dollars (USD $200.00) for WORLDSPAN to maintain and update Participating Carrier’s Alliance Table and Loyalty Table.

E.             Should an Alliance Table or Loyalty Table be deleted in error by Participating Carrier, WORLDSPAN reserves the right to assess a surcharge to recreate the table.

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6.             TERM

This Addendum shall become effective on the date set forth below and shall continue in effect for a minimum of six (6) months. Thereafter it shall continue until terminated by either party upon not less than thirty (30) days’ prior written notice to the other. Notwithstanding the foregoing, in no event shall this Addendum remain in effect beyond the termination date of the Agreement.

7.             NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of September 15, 1999.

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ Robert E. Olson	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Robert E. Olson		Lawrence J. Curcuru
	(Name)		Manager
Vice President, Revenue Management			Airline and Served Affiliate Sales and
	(Title)		Marketing

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WORLDSPAN
Addendum — Supplemental Services
Claim PNR/PUSH PNR

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a service called Claim PNR which allows WORLDSPAN Users to retrieve a PNR created in Participating Carrier’s system, copy the PNR to the WORLDSPAN System, and transfer control from Participating Carrier’s system to the WORLDSPAN System.

Participating Carrier wishes to permit such retrieval and transfer of control of PNRs by WORLDSPAN Users.

WORLDSPAN also has developed a service called Push PNR which allows Participating Carriers to retrieve a PNR created in the Participating Carrier’s system, transmit a copy of the PNR via teletype to WORLDSPAN, and transfer control from Participating Carrier’s system to WORLDSPAN.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

Claim PNR shall mean a procedure which allows WORLDSPAN Users to retrieve a PNR created in Participating Carrier’s system, copy the PNR to the WORLDSPAN System, and transfer control from Participating Carrier’s system to the WORLDSPAN System (as long as Participating Carrier participates at the Direct Access level).

Push PNR shall mean a procedure which allows Participating Carriers to retrieve a PNR created in the Participating Carrier’s system, transmit a copy of the PNR via teletype to WORLDSPAN, and transfer control from Participating Carrier’s system to WORLDSPAN.

2.             SERVICE SELECTION

                ☒            Participating Carrier elects to participate in WORLDSPAN Claim PNR only.

                ☐            Participating Carrier elects to participate in WORLDSPAN Claim PNR and Push PNR.

3.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.           Participating Carrier is solely responsible for the access to and transfer of PNRs resident in Participating Carrier’s system. For Claim PNR, Participating Carrier will notify WORLDSPAN in writing of the method by which WORLDSPAN Users will be permitted to access PNRs resident in Participating Carrier’s system by (i) Record Locator assigned to the PNR by Participating Carrier’s system; and/or (ii) flight number, date and passenger name.

In the case of option (ii), where there exists more than one PNR within Participating Carrier’s system that matches the information received from the WORLDSPAN System, Participating Carrier will send the WORLDSPAN System a name list in order that the WORLDSPAN User may select the individual PNR that is the subject of the Claim PNR service.

B.            Participating Carrier is solely responsible for determining which PNRs will be subject to the Claim and Push PNR service, and making any changes to Participating Carrier’s system which are necessary to implement such determination.

C.            If Participating Carrier has permitted a WORLDSPAN User to access a PNR for the purpose of Claim PNR, upon receipt of the message from the WORLDSPAN System, Participating Carrier will transmit the appropriate data in the PNR to the WORLDSPAN System.

D.            If a PNR stored in Participating Carrier’s system has been subject to Claim or Push PNR, Participating Carrier will relinquish control of the PNR to the WORLDSPAN System and will forward to the WORLDSPAN System any messages relating to such PNR which are received by Participating Carrier’s system.

E.            Participating Carrier is responsible for transmitting the PNR creation date to WORLDSPAN for use in pricing and/or ticketing of itineraries. If no PNR creation date is transmitted by Participating Carrier, then

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WORLDSPAN will use the date the PNR is claimed by the WORLDSPAN System as the PNR creation date.

F.            Participating Carrier consents to the use of Claim PNR, and Push PNR if applicable, by WORLDSPAN Users as set forth in this Addendum.

G.            Participating Carrier agrees to give WORLDSPAN at least ninety (90) days prior written notice of any changes to Participating Carrier’s system which may affect Push or Claim PNR. Should changes to Participating Carrier’s programs require changes to Push or Claim PNR, Participating Carrier agrees to reimburse WORLDSPAN for the cost of such changes at WORLDSPAN’s then prevailing rates.

4.            RESPONSIBILITIES OF WORLDSPAN

A.           For Claim PNR, WORLDSPAN will provide to Participating Carrier, at Participating Carrier’s option: (i) information to facilitate the identification of the WORLDSPAN User seeking to engage in Claim PNR; and (ii) information to facilitate the identification of the PNR residents in Participating Carrier’s system which is the subject of the Claim PNR request.

B.            WORLDSPAN will provide to Participating Carrier documentation regarding the message formats and mandatory and optional data items which are to be used for Claim PNR, and Push PNR, if applicable.

C.            After each successful Claim or Push PNR, the WORLDSPAN System will transmit a NRL (“New Record Locator”) message to Participating Carrier’s system and to the system of any other Participating Carrier whose segments form part of the PNR.

D.            If the PNR requested by a WORLDSPAN User contains segments booked on airlines that are not WORLDSPAN Participating Carriers, WORLDSPAN will, as part of the Claim PNR process, alter the status of the segments involving such airlines to the appropriate status in the WORLDSPAN System, such that no messages will be sent to such airlines.

E.            WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any Claim or Push PNR services at any time at WORLDSPAN’s sole discretion.

F.            WORLDSPAN reserves the right, in its sole discretion, to refuse to allow a PNR to be claimed pursuant to Claim PNR, or to accept a PNR that has been pushed pursuant to Push PNR.

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G.            WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum based on Participating Carrier’s level of participation in the WORLDSPAN System upon not less than thirty (30) days prior written notice to Participating Carrier.

5.            TERM

This Addendum shall become effective on the date set forth below and shall be coterminous with the Agreement but may, in any event, be terminated by either party, at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

6.            NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of               , 19     .

PARTICIPATING CARRIER		WORLDSPAN, L.P.

American Airlines
(Carrier Name)

By:	/s/ Craig S. Kreeger	By:	/s/ Lawrence Curcuru
	(Signature)		(Signature)
	Craig S. Kreeger		Lawrence Curcuru
	(Name)		Director
	Vice President		Airline & Product Marketing
(Title) Pricing, Yield Management & Distribution Planning

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WORLDSPAN
Addendum — Supplemental Services
Ticket To Confirm

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for Participating Carrier to add a Purchase Commitment and cancellation of Expired Time Limit space to Passenger Name Records (“PNRs”) created by WORLDSPAN Users for Participating Carrier’s flights.

Participating Carrier wishes to use Ticket to Confirm.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

Ticket to Confirm shall mean a requirement that a Purchase Commitment (stored fare) be present for each segment in the Passenger Name Record (PNR) belonging to the Participating Carrier prior to allowing End Transaction.

Purchase Commitment shall mean a stored fare for each segment in the PNR belonging to Participating Carrier.

Expired Time Limit shall mean the expiration of the most restrictive of advance purchase restrictions, sales restrictions, or discontinue dates as defined in the fare rules associated to the Purchase Commitment.

2.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Should Participating Carrier elect to exempt specific Subscriber Identifications (SIDs) and/or IATA numbers from having to have a Purchase Commitment for the Participating Carrier’s space, or specific flight numbers from having to have a Purchase Commitment, Participating Carrier shall list all exemptions in Attachment A attached hereto.

B.            Participating Carrier shall be solely responsible for updating all information in their database in order to exempt WORLDSPAN Users and/or specific flight numbers from having to have a Purchase Commitment.

C.            Participating Carrier shall be responsible for transmitting OSITK/SSRTK messages to WORLDSPAN when Participating Carrier tickets a WORLDSPAN controlled or created PNR.

D.            Participating Carrier shall have access via a WORLDSPAN co-host terminal or GO! SOLO to the WORLDSPAN System and their WORLDSPAN assigned queues.

E.             Participating Carrier shall provide specific procedures to WORLDSPAN on how to reinstate space to WORLDSPAN User’s should space be canceled in error.

F.             Participating Carrier shall have a procedure in place to Rate Desk Price requested WORLDSPAN PNRs and return the PNRs to WORLDSPAN Users in advance of the Expired Time Limit. Participating Carrier shall list said procedure in WORLDSPAN GRS.

3.             RESPONSIBILITIES OF WORLDSPAN

A.            WORLDSPAN shall create a new System entry to be used on PNRs that must be priced by a Third Party location (either Participating Carrier or WORLDSPAN User). This entry will set the initial ticket time limit for the PNR at “three (3) days” defined as 72 hours if the departure date is greater than three (3) days defines as 72 hours away or “today” if the departure date is within three (3) days defined as 72 hours of the current date.

B.            WORLDSPAN will create a ticketing time limit field in agency controlled PNRs as well as provide a new PNR search parameter to locate PNRs with a specific or range of ticketing time limit dates.

C.            WORLDSPAN shall create a new pricing/ticketing parameter that allows agents to designate the exclusion of instant purchase fares.

D.            WORLDSPAN shall cancel Participating Carrier space in agency controlled PNRs when the ticketing time limit has expired and the PNR has not been ticketed.

E.             WORLDSPAN shall advise Participating Carrier of those PNRs that have bad space canceled due to the Expired Time Limit.

F.             WORLDSPAN shall only cancel space on Participating Carrier that subscribes to Ticket to Confirm product. Should a PNR contain space on Participating Carrier as well as another Participating Carrier that does not

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subscribe to this product, only the space on Participating Carrier that subscribes to Ticket to Confirm shall be canceled.

G.            WORLDSPAN shall set up a database for Participating Carrier within five (5) business days of receipt of contract addendum in order to exempt any WORLDSPAN Users from the Ticket to Confirm product.

H.            WORLDSPAN shall be responsible for defining the pricing entries that will be treated as the Purchase Commitment as well as maintaining the validity of the Purchase Commitment to the actual itinerary throughout the life of the PNR until ticketing occurs.

I.              WORLDSPAN shall be responsible for informing Participating Carrier of any enhancements and/or modifications to the Ticket to Confirm product.

4.             TRANSMISSION EFFECTIVE DATE

Indicate when Participating Carrier will be ready to begin Ticket to Confirm:

Participating Carrier is able to accept Ticket to Confirm effective (date):  1-Jun-2000

5.             FEES

A.            Participating Carrier agrees to pay a one-time set-up fee of Twenty Five Thousand Five Hundred Dollars (USD $25,500) to participate in Ticket to Confirm.

B.            WORLDSPAN shall charge Participating Carrier the current fee for each segment that is automatically canceled by WORLDSPAN as a result of an Expired Time Limit as defined in the WORLDSPAN Participating Carrier Agreement.

6.             TERM

This Addendum shall become effective on the date set forth below and shall continue in effect for a minimum of twelve (12) months. Thereafter it shall continue until terminated by either party upon not less than thirty (30) days’ prior written notice to the other. Notwithstanding the foregoing, in no event shall this Addendum remain in effect beyond the termination date of the Agreement.

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7.             NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of July 5, 2000.

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ Robert E. Olson	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Robert E. Olson		Lawrence J. Curcuru
	(Name)		Manager
	VP - Revenue Management		Airline and Served Affiliate Sales and
	(Title)		Marketing

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Attachment A

Participating Carrier elects to exempt the following WORLDSPAN Subscriber Identifications (SIDs) from the Ticket to Confirm product:

Participating Carrier elects to exempt the following flight numbers from the Ticket to Confirm Product:

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WORLDSPAN
Addendum — Supplemental Services
Reverse Link

THIS Addendum is by and between Worldspan, L.P. (“Worldspan”) and the Participating Carrier identified below.

Worldspan and Participating Carrier have entered into a Worldspan Participating Carrier Agreement (the “Agreement”).

Worldspan has developed a product called “Reverse Link” that allows participating carriers to access the Worldspan System from their own terminals.

Participating Carrier wishes to participate in Reverse Link.

NOW, THEREFORE, it is agreed:

1.             DEFINITIONS

Except as otherwise indicated below, capitalized terms herein shall have the meanings set forth in the Agreement. For purposes of this Addendum, the following term, however, shall have the following meaning:

Reverse Link shall mean the communications link between the Worldspan System and Participating Carrier’s system that permits Participating Carrier to review Bookings made by Worldspan Users and Participating Carrier information for the purpose of providing service to such Worldspan Users with respect to those Bookings, to update GRS, and to perform other tasks as mutually agreed upon.

2.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.           Participating Carrier shall coordinate with Worldspan for the purpose of establishing Reverse Link and shall utilize Reverse Link, as provided herein, through Participating Carrier’s own terminals or other devices.

B.            Participating Carrier shall be responsible, at its sole cost and expense, for the development of any modification to Participating Carrier’s system, software, or hardware that is necessary to permit the establishment and use of Reverse Link.

C.            Participating Carrier shall establish and operate the communications line for Reverse Link according to Worldspan’s applicable technical/functional documentation, including support of Worldspan’s communication protocol as mutually agreed upon.

D.            Participating Carrier shall be responsible for all costs associated with the communications line between the Worldspan System and Participating Carrier’s system for Reverse Link.

3.             RESPONSIBILITIES OF WORLDSPAN

A.           Worldspan shall coordinate with Participating Carrier to establish Reverse Link pursuant to this Addendum.

B.            Worldspan shall use reasonable business efforts to cooperate with Participating Carrier in resolving any problems in the maintenance of the communications line between the Worldspan System and Participating Carrier’s system.

4.             FEES

A.           Worldspan agrees to waive the one-time implementation fee of Twenty-three Thousand Eight Hundred Dollars ($23,800) upon the execution of this Addendum.

B.            Worldspan reserves the right to assess separate fees for the services provided in this Addendum.

5.             TERM

This Addendum shall become effective on the date signed and shall continue in effect for twelve (12) months from the date the Reverse Link is implemented and online. Thereafter, this Addendum shall continue until terminated by either party at any time, without terminating the Agreement, on not less than thirty (30) days prior written notice to the other. The foregoing notwithstanding, Worldspan may terminate this Addendum at any time with respect to the Worldspan System at such time that Worldspan elects to terminate Reverse Link for all participating carriers. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of December 1, 2000.

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ Kevin E. Sams	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Kevin E. Sams		Lawrence J. Curcuru
	(Name)		Manager
	Manager, CRS Distribution		Airline and Served Affiliate Sales and
	(Title)		Marketing

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WORLDSPAN
Addendum — Supplemental Services
GO! RES

THIS Addendum is by and between Worldspan, L.P. (“Worldspan”) and the Participating Carrier identified below.

Worldspan and Participating Carrier have entered into a Worldspan Participating Carrier Agreement (the “Agreement”).

Worldspan has developed GO! Res as a dial-in product offered to Participating Carrier for use by Participating Carrier to access the Worldspan System by way of a personal computer with a modem and telephone line.

Participating Carrier desires to use GO! Res as specified below.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.             DEFINITIONS

GO! RES shall be defined as a product developed for the single user-owned PC location requiring dial-in access to the Worldspan System via an Internet Service Provider (“ISP”). After the Internet connection is completed, the user will connect to the established Universal Resource Locator (“URL”) which in turn will connect to the Worldspan Web browser within the GO! Res Web server. A terminal emulator is combined within the browser.

2.             GO! RES FUNCTIONALITY

Participating Carrier will utilize the GO! Res product as a means to access the Worldspan System in order to maintain Global Reference System (GRS) pages, maintain and update airline schedules, reviewing Passenger Name Records where air space has been booked on Participating Carrier and review Participating Carrier airline fares as booked through the Worldspan System.

3.             TRANSMISSION EFFECTIVE DATE

Indicate when Participating Carrier will be ready to accept GO! Res:

☐            Participating Carrier is able to accept GO! Res effective (date):

☐            Participating Carrier will send a teletype message to HDQAS1P advising Worldspan of the date Participating Carrier is able to accept GO! Res.

4.             RESPONSIBILITIES OF PARTICIPATING CARRIER

A.            Participating Carrier shall be responsible for acquiring equipment with the following minimum requirements for optimal use of the GO! Res product:

•      Pentium 166 MHz processor or higher

•      17” monitor

•      800x600 screen resolution

•      l6mb RAM

•      2mb Video RAM

•      28.8K modem minimum / 56K recommended

•      10mb - 20mb recommended free disk space

B.            Participating Carrier shall be responsible for using equipment that has a Windows 95/98/NT operating system and operates ONLY with the Microsoft Internet Explorer 4.0 (or higher) browser.

C.            Participating Carrier shall be responsible for proper use of Internet functions and Worldspan functionality.

5.             RESPONSIBILITIES OF WORLDSPAN

A.            Worldspan will create within seven (7) business days a unique User ID and Password for Participating Carrier and establish a user identification number and password for Participating Carrier.

B.            Worldspan shall provide assistance to Participating Carrier for use of the GO! Res product however Worldspan shall not provide technical assistance for Internet related functionality or equipment.

C.            Worldspan reserves the right to modify or change the GO! Res product at any time including but not limited to the right to modify or change GO! Res based upon industry standards or trends.

D.            Worldspan shall provide Participating Carrier with a unique URL to access GO! Res via the Participating Carrier’s designated ISP which is maintained by Participating Carrier.

6.             USE OF THE INTERNET

A.            Participating Carrier acknowledges that the views and comments expressed by Participating Carrier in electronic communications sent via Worldspan and the Internet do not reflect any review, approval or endorsement by Worldspan.

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B.            Participating Carrier shall be responsible for viruses downloaded from the Internet or e-mail attachments and accepts all responsibility and expenses related to reloading Worldspan software.

C.            Worldspan reserves the right to access Participating Carrier’s mailbox or other features to resolve problems, system errors or service-related problems.

D.            Participating Carrier may not subvert, compromise, or otherwise interfere with the operations or security of any communications network, the Worldspan computing facility, or any other computing facility. Participating Carrier may not attempt or assist others to perform or attempt any of the foregoing actions. Participating Carrier agrees to cooperate with Worldspan in investigating and prosecuting any security breaches that affect or threaten Worldspan security.

E.             Participating Carrier shall implement, maintain, and adapt appropriate security measures in accordance with technological development and changing security needs. Appropriate security measures may include (without limitation) establishing a computer network security policy, preventing unauthorized access to computer systems, implementing administrative security controls, installing firewalls, protecting computer resources from insider abuse, providing a single point of contact for responses to security incidents, and monitoring the effectiveness of computer network security.

F.             Participating Carrier acknowledges that Worldspan does not provide for e-mail encryption (public and private keys) or virus detection, and is not responsible for risks inherent in transmitting information via e-mail. Failure of Participating Carrier to utilize encryption for sensitive traffic or virus detection software may result in undetected infection of e-mail or the circumvention of security compliance. Participating Carrier shall be responsible for utilizing appropriate administration procedures to ensure that IDs of terminated employees are removed from the system and only authorized users are given e-mail addresses.

7.             FEES

Participating Carrier agrees to pay Worldspan a monthly fee of USD $100.00 per access for GO! Res.

8.             TERM

This Addendum shall become effective on the date set forth below. Thereafter it shall continue until terminated by either party upon not less than thirty (30) days’

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prior written notice to the other. Notwithstanding the foregoing, in no event shall this Addendum remain in effect beyond the termination date of the Agreement.

9.             NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have authorized undersigned representatives as of                          , 20       .

Participating Carrier:		WORLDSPAN, L.P.:

American Airlines
(Carrier Name)

By:	/s/ J. Snook	By:	/s/ Scott D. Anderson
	(Signature)		(Signature)
	J. Snook		Scott D. Anderson
	(Name)		Manager
	Manager Eur Sales		Airline and Sales and Marketing
(Title)

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WORLDSPAN

Supplemental Information

Airline Name:  American Airlines (Euro Res Office, Dublin)

Contact Name:  Darren Livermore/Niall Bodie

User’s Name:  CRSUSER

(please indicate names of all user’s .. . . Example:  AS0BSMITH…AS0 = SID)

User’s Fax Number:  +353.1.6020511

User’s E-mail address:  Darren.Livermore@aa.com

User’s Telephone number:  + 353.1.6020520

User’s Mailing Address:  American Airlines 54/57 Lr Mouri St, Dublin 2

User’s Teletype address (TTY):  DUBRKAA

Type of hardware:  Compaq Deskpro/Sportster

(include brand and speed of modem)

Internet Service Provider:  N/A

Number of Accesses required:  01

*** REMEMBER ONLY MICROSOFT INTERNET EXPLORER 4.0 OR HIGHER
MAY BE UTILIZED AS THE BROWSER ***

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